UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:    BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Core Retirement Portfolio

BlackRock Large Cap Growth Fund

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

„   BlackRock Large Cap Core Fund

„   BlackRock Large Cap Growth Fund

„   BlackRock Large Cap Value Fund

„   BlackRock Large Cap Core Retirement Portfolio

„   BlackRock Large Cap Growth Retirement Portfolio

„   BlackRock Large Cap Value Retirement Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock Large Cap Core Fund

Investment Objective

BlackRock Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the consumer staples, health care, industrials, materials and energy sectors.

•

An overweight position in drug-store retailer CVS Caremark Corp. provided the largest contribution to the Portfolio’s outperformance in consumer staples. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•

U.S. drug distributor McKesson Corp. drove the Portfolio’s outperformance in the health care sector. McKesson Corp. shares advanced following a solid earnings report and positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics (i.e., high profit margins) for generic drug distribution.

•

Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth.

•

Pulp & paper company Domtar Corp. and containerboard manufacturer Packaging Corp. of America were the Portfolio’s leading positions in the materials sector. Domtar Corp. moved higher as capacity reductions have led to a more favorable pricing environment for uncoated free-sheet producers. Packaging Corp. of America was lifted by a strong earnings report that was well above consensus, along with the expectation that the company would achieve better synergies from its acquisition of paper & packaging products maker Boise.

•

In energy, the Portfolio’s refiner holdings, particularly Marathon Petroleum Corp., enjoyed strength on a broad improvement in oil price differentials (i.e., between U.S. crude oils and global benchmarks) as North American oil production remained vibrant and infrastructure capacity remained tight. Refining holdings also benefited from continued cash returns to shareholders in the form of opportunistic share repurchases and dividend increases.

•

Detracting from performance relative to the benchmark index at the individual stock level was Suncor Energy, Inc. Other individual detractors included Citigroup, Inc. and Teradata Corp. At the sector level, information technology (“IT”) was the prime detractor from performance.

Describe recent portfolio activity.

•

During the six-month period, the Portfolio increased exposure to the IT sector, specifically within the internet software & services industry. The Portfolio also added to health care, especially within health care providers & services, and the materials sector, within chemicals and metals & mining.

•

The Portfolio reduced exposure to energy, particularly within the oil, gas & consumable fuels space. The Portfolio’s weighting in consumer discretionary was decreased, notably in the specialty retail industry. The Portfolio also trimmed exposure within industrials, largely in construction & engineering names, as well as industrial conglomerates.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in financials, health care and IT, while consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]	This unmanaged index measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.41%	24.29%	N/A	18.59%	N/A	6.90%	N/A
Service	14.28	23.83	N/A	18.25	N/A	6.62	N/A
Investor A	14.26	23.90	17.39%	18.29	17.02%	6.63	6.06%
Investor B	13.83	22.92	18.42	17.35	17.13	5.96	5.96
Investor C	13.81	22.85	21.85	17.25	17.25	5.73	5.73
Class R	14.09	23.50	N/A	17.84	N/A	6.26	N/A
Russell 1000® Index	12.48	22.41	N/A	21.73	N/A	7.80	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,144.10	$4.70	$1,000.00	$1,020.54	$4.43	0.88%
Service	$1,000.00	$1,142.80	$5.93	$1,000.00	$1,019.40	$5.59	1.11%
Investor A	$1,000.00	$1,142.60	$6.09	$1,000.00	$1,019.25	$5.74	1.14%
Investor B	$1,000.00	$1,138.30	$10.50	$1,000.00	$1,015.11	$9.90	1.97%
Investor C	$1,000.00	$1,138.10	$10.55	$1,000.00	$1,015.06	$9.95	1.98%
Class R	$1,000.00	$1,140.90	$7.69	$1,000.00	$1,017.75	$7.24	1.44%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock Large Cap Growth Fund

Investment Objective

BlackRock Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the health care, consumer staples, industrials and information technology (“IT”) sectors.

•

Selection of stocks and an overweight to health care had a positive impact on results, particularly within health care providers & services. A position in U.S. drug distributor McKesson Corp. drove the Portfolio’s outperformance in the sector as shares advanced following a solid earnings report and positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics (i.e., high profit margins) for generic drug distribution. Stock selection within biotechnology also helped performance.

•

An overweight position in drug-store retailer CVS Caremark Corp. provided the largest contribution to the Portfolio’s outperformance in consumer staples. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•	Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth.

•	Finally, in the IT sector, stock selection within the internet software & services and IT services industries added to returns.

•

Few areas detracted from performance, although the Portfolio’s overweight to energy was one such area. Oceaneering International, Inc. and Suncor Energy, Inc. were among the Portfolio’s individual holdings that underperformed.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio added to holdings in IT and materials and reduced exposures in health care, consumer staples and industrials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweights in energy and IT, while consumer staples and consumer discretionary continued to be the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.63%	26.19%	N/A	19.57%	N/A	7.24%	N/A
Service	14.31	25.66	N/A	19.20	N/A	6.96	N/A
Investor A	14.45	25.73	19.13%	19.16	17.88%	6.91	6.34%
Investor B	13.94	24.73	20.23	18.18	17.98	6.25	6.25
Investor C	13.99	24.71	23.71	18.23	18.23	6.08	6.08
Class R	14.19	25.34	N/A	18.78	N/A	6.59	N/A
Russell 1000® Growth Index	11.67	23.22	N/A	21.67	N/A	7.86	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,146.30	$4.92	$1,000.00	$1,020.34	$4.63	0.92%
Service	$1,000.00	$1,143.10	$7.21	$1,000.00	$1,018.20	$6.79	1.35%
Investor A	$1,000.00	$1,144.50	$6.52	$1,000.00	$1,018.85	$6.14	1.22%
Investor B	$1,000.00	$1,139.40	$11.25	$1,000.00	$1,014.41	$10.60	2.11%
Investor C	$1,000.00	$1,139.90	$10.62	$1,000.00	$1,015.01	$10.00	1.99%
Class R	$1,000.00	$1,141.90	$8.01	$1,000.00	$1,017.45	$7.54	1.50%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock Large Cap Value Fund

Investment Objective

BlackRock Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, through the Fund’s investment in Master Large Cap Value Portfolio (the “Portfolio”), all of the Fund’s share classes outperformed the benchmark, the Russell 1000® Value Index, with the exception of the Investor B Share class, which performed in line with the benchmark index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the industrials, consumer staples, energy and materials sectors.

•

Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth. The Portfolio also benefited from its positioning within consumer staples, where an overweight to CVS Caremark Corp. was particularly helpful. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•

In energy, stock selection in the oil, gas & consumable fuels space had a positive impact on results. Refiner holding Marathon Petroleum Corp. was the Portfolio’s strongest contributor within the sector. Refining companies benefited from a broad improvement in oil price differentials (i.e., between U.S. crude oils and global benchmarks) as North American oil production remained vibrant and infrastructure capacity remained tight. Pulp & paper company Domtar Corp. was the Portfolio’s leading position in the materials sector. Domtar Corp. moved higher as capacity reductions have led to a more favorable pricing environment for uncoated free-sheet producers.

•

The prime detractor from relative performance for the period was stock selection in financials, primarily within insurance and capital markets. The Portfolio’s holdings in banks also detracted, with select large U.S. money center banks coming under pressure as regulators announced the results of their bank stress tests. Most banks passed the quantified stress tests; however, Citigroup and four other banks failed their qualitative capital reviews. The Portfolio’s position in Citigroup, Inc. was among the most significant individual detractors for the period.

•

Stock selection in information technology (“IT”) also hindered relative results, especially within semiconductors & semiconductor equipment. At the individual stock level, the Portfolio’s overall worst performer for the period was Suncor Energy, Inc.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio increased exposure to health care and IT and decreased exposure to energy stocks.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in IT and consumer discretionary, while utilities and energy were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]

This unmanaged index measures the performance of the large cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.00%	21.55%	N/A	16.97%	N/A	6.67%	N/A
Service	13.87	21.10	N/A	16.70	N/A	6.42	N/A
Investor A	13.82	21.15	14.79%	16.66	15.41%	6.38	5.81%
Investor B	13.30	20.12	15.62	15.63	15.40	5.69	5.69
Investor C	13.42	20.23	19.23	15.69	15.69	5.52	5.52
Class R	13.66	20.83	N/A	16.28	N/A	6.06	N/A
Russell 1000® Value Index	13.33	21.57	N/A	21.75	N/A	7.58	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,140.00	$4.70	$1,000.00	$1,020.54	$4.43	0.88%
Service	$1,000.00	$1,138.70	$6.24	$1,000.00	$1,019.10	$5.89	1.17%
Investor A	$1,000.00	$1,138.20	$6.34	$1,000.00	$1,019.00	$5.99	1.19%
Investor B	$1,000.00	$1,133.00	$11.01	$1,000.00	$1,014.61	$10.40	2.07%
Investor C	$1,000.00	$1,134.20	$10.54	$1,000.00	$1,015.06	$9.95	1.98%
Class R	$1,000.00	$1,136.60	$7.78	$1,000.00	$1,017.65	$7.34	1.46%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	9

Fund Summary as of March 31, 2014	BlackRock Large Cap Core Retirement Portfolio

Investment Objective

BlackRock Large Cap Core Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the consumer staples, health care, industrials, materials and energy sectors.

•

An overweight position in drug-store retailer CVS Caremark Corp. provided the largest contribution to the Portfolio’s outperformance in consumer staples. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•

U.S. drug distributor McKesson Corp. drove the Portfolio’s outperformance in the health care sector. McKesson Corp. shares advanced following a solid earnings report and positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics (i.e., high profit margins) for generic drug distribution.

•

Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth.

•

Pulp & paper company Domtar Corp. and containerboard manufacturer Packaging Corp. of America were the Portfolio’s leading positions in the materials sector. Domtar Corp. moved higher as capacity reductions have led to a more favorable pricing environment for uncoated free-sheet producers. Packaging Corp. of America was lifted by a strong earnings report that was well above consensus, along with the expectation that the company would achieve better synergies from its acquisition of paper & packaging products maker Boise.

•

In energy, the Portfolio’s refiner holdings, particularly Marathon Petroleum Corp., enjoyed strength on a broad improvement in oil price differentials (i.e., between U.S. crude oils and global benchmarks) as North American oil production remained vibrant and infrastructure capacity remained tight. Refining holdings also benefited from continued cash returns to shareholders in the form of opportunistic share repurchases and dividend increases.

•

Detracting from performance relative to the benchmark index at the individual stock level was Suncor Energy, Inc. Other individual detractors included Citigroup, Inc. and Teradata Corp. At the sector level, information technology (“IT”) was the prime detractor from performance.

Describe recent portfolio activity.

•

During the six-month period, the Portfolio increased exposure to the IT sector, specifically within the internet software & services industry. The Portfolio also added to health care, especially within health care providers & services, and the materials sector, within chemicals and metals & mining.

•

The Portfolio reduced exposure to energy, particularly within the oil, gas & consumable fuels space. The Portfolio’s weighting in consumer discretionary was decreased, notably in the specialty retail industry. The Portfolio also trimmed exposure within industrials, largely in construction & engineering names, as well as industrial conglomerates.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in financials, health care and IT, while consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Core Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a Series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]	This unmanaged index measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	14.42%	24.41%	18.84%	5.09%
Russell 1000® Index	12.48	22.41	21.73	6.89

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,144.20	$2.67	$1,000.00	$1,022.44	$2.52	0.50%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	11

Fund Summary as of March 31, 2014	BlackRock Large Cap Growth Retirement Portfolio

Investment Objective

BlackRock Large Cap Growth Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the health care, consumer staples, industrials and information technology (“IT”) sectors.

•

Selection of stocks and an overweight to health care had a positive impact on results, particularly within health care providers & services. A position in U.S. drug distributor McKesson Corp. drove the Portfolio’s outperformance in the sector as shares advanced following a solid earnings report and positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics (i.e., high profit margins) for generic drug distribution. Stock selection within biotechnology also helped performance.

•

An overweight position in drug-store retailer CVS Caremark Corp. provided the largest contribution to the Portfolio’s outperformance in consumer staples. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•	Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth.

•	Finally, in the IT sector, stock selection within the internet software & services and IT services industries added to returns.

•

Few areas detracted from performance, although the Portfolio’s overweight to energy was one such area. Oceaneering International, Inc. and Suncor Energy, Inc. were among the Portfolio’s individual holdings that underperformed.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio added to holdings in IT and materials and reduced exposures in health care, consumer staples and industrials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweights in energy and IT, while consumer staples and consumer discretionary continued to be the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Growth Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among these that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	14.09%	25.78%	20.62%	7.42%
Russell 1000® Growth Index	11.67	23.22	21.67	7.79

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,140.90	$4.27	$1,000.00	$1,020.94	$4.03	0.80%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	13

Fund Summary as of March 31, 2014	BlackRock Large Cap Value Retirement Portfolio

Investment Objective

BlackRock Large Cap Value Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Relative performance was supported by stock selection, most notably in the industrials, consumer staples, energy and materials sectors.

•

Industrial name United Continental Holdings, Inc. was the Portfolio’s overall top-peforming holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth. The Portfolio also benefited from its positioning within consumer staples, where an overweight to CVS Caremark Corp. was particularly helpful. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•

In energy, stock selection in the oil, gas & consumable fuels space had a positive impact on results. Refiner Marathon Petroleum Corp. was the Portfolio’s strongest contributor within the sector. Refining companies benefited from a broad improvement in oil price differentials (i.e., between U.S. crude oils and global benchmarks) as North American oil production remained vibrant and infrastructure capacity remained tight. Pulp & paper company Domtar Corp. was the Portfolio’s leading position in the materials sector. Domtar Corp. moved higher as capacity reductions have led to a more favorable pricing environment for uncoated free-sheet producers.

•

The prime detractor from relative performance for the period was stock selection in financials, primarily within insurance and capital markets. The Portfolio’s holdings in banks also detracted, with select large U.S. money center banks coming under pressure as regulators announced the results of their bank stress tests. Most banks passed the quantified stress tests; however, Citigroup and four other banks failed their qualitative capital reviews. The Portfolio’s position in Citigroup, Inc. was among the most significant individual detractors for the period.

•

Stock selection in information technology (“IT”) also hindered relative results, especially within semiconductors & semiconductor equipment. At the individual stock level, the Portfolio’s overall worst performer for the period was Suncor Energy, Inc.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio increased exposure to health care and IT and decreased exposure to energy stocks.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweights in IT and consumer discretionary, while utilities and energy were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among these that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]

This unmanaged index measures the performance of the large cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	14.08%	21.72%	17.33%	3.84%
Russell 1000® Value Index	13.33	21.57	21.75	5.87

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,140.80	$3.52	$1,000.00	$1,021.64	$3.33	0.66%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	15

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Service Share performance results for BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006 and for BlackRock Large Cap Core Fund, prior to September 24, 2007, are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The administrator of BlackRock Large Cap Core Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The administrator is under no obligation to waive and/or reimburse or continue waiving and/or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Core Portfolio, Master Large Cap Core Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios”) may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Portfolios’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Portfolios’ Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

March 31, 2014 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio		BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Assets
Investments at value — from the applicable Portfolio[1]	$1,778,874,709	$1,149,399,396	$881,937,073	$1,563,843		$950,183	$157,706,743
Withdrawals receivable from the Portfolio	665,605	—	824,877	—		—	—
Capital shares sold receivable	1,099,547	18,192,038	503,704	—		—	73,503
Receivable from administrator	46,527	—	—	4,062		1,210	—
Prepaid expenses	141,222	55,775	52,265	7,124		5,934	7,325

Total assets	1,780,827,610	1,167,647,209	883,317,919	1,575,029		957,327	157,787,571

Liabilities
Capital shares redeemed payable	1,764,869	1,335,928	1,328,581	—		—	44,161
Contributions payable to the Portfolio	—	16,856,110	—	—		—	29,342
Transfer agent fees payable	746,311	254,914	536,173	96		297	23,903
Service and distribution fees payable	544,379	279,736	291,628	—		—	—
Administration fees payable	376,146	240,695	149,096	—		—	—
Printing fees payable	44,434	28,210	32,692	3,816		2,627	3,644
Professional fees payable	28,920	20,990	25,212	11,480		11,700	13,733
Other affiliates payable	18,900	84,687	43,017	375		—	350
Officer’s fees payable	189	94	102	14		—	12
Other accrued expenses payable	1,388	1,267	1,404	2,258		1,228	1,024

Total liabilities	3,525,536	19,102,631	2,407,905	18,039		15,852	116,169

Net Assets	$1,777,302,074	$1,148,544,578	$880,910,014	$1,556,990		$941,475	$157,671,402

Net Assets Consist of
Paid-in capital	$1,504,690,652	$831,759,309	$1,317,748,579	—		$249,462	$118,645,890
Undistributed net investment income	2,641,593	724,550	2,608,926	$6,904		997	495,485
Accumulated net realized gain (loss) allocated from the Portfolio	(220,731,154)	37,001,646	(712,412,845)	803,823	[2]	(126,618)	15,385,239
Net unrealized appreciation/depreciation allocated from the Portfolio	490,700,983	279,059,073	272,965,354	746,263		817,634	23,144,788

Net Assets	$1,777,302,074	$1,148,544,578	$880,910,014	$1,556,990		$941,475	$157,671,402

[1] Investments at cost	$1,288,173,726	$870,340,323	$608,971,719	$817,580		$132,549	$134,561,955

[2] Includes the excess of capital shares redeemed over proceeds from capital shares sold and shares issued for reinvestment of dividends in the amount of $3,355,685.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	17

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

March 31, 2014 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Net Asset Value
Institutional
Net assets	$502,603,238	$427,896,777	$220,848,319	—	—	—

Shares outstanding, $0.10 par value[3]	29,585,256	30,118,628	10,278,540	—	—	—

Net asset value	$16.99	$14.21	$21.49	—	—	—

Service
Net assets	$1,059,986	$1,714,082	$14,432,458	—	—	—

Shares outstanding, $0.10 par value[4]	62,748	121,033	676,101	—	—	—

Net asset value	$16.89	$14.16	$21.35	—	—	—

Investor A
Net assets	$808,497,866	$501,335,999	$374,450,072	—	—	—

Shares outstanding, $0.10 par value[5]	48,738,190	36,703,830	17,761,914	—	—	—

Net asset value	$16.59	$13.66	$21.08	—	—	—

Investor B
Net assets	$17,705,636	$3,560,048	$8,341,023	—	—	—

Shares outstanding, $0.10 par value[6]	1,150,751	289,473	422,124	—	—	—

Net asset value	$15.39	$12.30	$19.76	—	—	—

Investor C
Net assets	$400,749,822	$189,143,291	$214,929,969	—	—	—

Shares outstanding, $0.10 par value[7]	26,430,571	15,486,766	10,962,553	—	—	—

Net asset value	$15.16	$12.21	$19.61	—	—	—

Class R
Net assets	$46,685,526	$24,894,381	$47,908,173	—	—	—

Shares outstanding, $0.10 par value[8]	2,941,410	1,911,398	2,359,604	—	—	—

Net asset value	$15.87	$13.02	$20.30	—	—	—

Class K
Net assets	—	—	—	$1,556,990	$941,475	$157,671,402

Shares outstanding, $0.10 par value[9]	—	—	—	95,489	233,663	7,638,000

Net asset value	—	—	—	$16.31	$4.03	$20.64

[3] Shares Authorized — Institutional	400 million	100 million	400 million	—	—	—
[4] Shares Authorized — Service	50 million	50 million	50 million	—	—	—
[5] Shares Authorized — Investor A	300 million	100 million	400 million	—	—	—
[6] Shares Authorized — Investor B	200 million	200 million	200 million	—	—	—
[7] Shares Authorized — Investor C	400 million	100 million	400 million	—	—	—
[8] Shares Authorized — Class R	200 million	200 million	200 million	—	—	—
[9] Shares Authorized — Class K	—	—	—	200 million	200 million	200 million

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$13,676,702	$7,938,731	$8,359,171	$75,667	$7,860	$1,431,616
Foreign taxes withheld	(71,881)	(43,690)	(39,868)	(60)	(42)	(6,822)
Other Income — affiliated	116,599	83,411	75,262	9,640	67	13,241
Dividends — affiliated	4,773	7,934	5,180	—	8	861
Securities lending — affiliated — net	3,622	10,976	847	39	12	143
Expenses	(4,367,595)	(2,875,582)	(2,347,550)	(36,177)	(2,845)	(401,633)
Fees waived	9,082	14,286	8,015	69	13	1,365

Total income	9,371,302	5,136,066	6,061,057	49,178	5,073	1,038,771

Fund Expenses
Administration	2,179,732	1,345,418	1,089,897	—	—	—
Service — Service	1,285	2,132	17,598	—	—	—
Service — Investor A	974,972	593,017	461,561	—	—	—
Service and distribution — Investor B	101,323	21,538	44,727	—	—	—
Service and distribution — Investor C	1,956,117	920,544	1,058,539	—	—	—
Service and distribution — Class R	116,173	62,619	125,259	—	—	—
Transfer agent — Institutional	306,487	242,540	128,735	—	—	—
Transfer agent — Service	526	2,524	11,408	—	—	—
Transfer agent — Investor A	887,394	416,915	343,991	—	—	—
Transfer agent — Investor B	58,879	6,540	13,685	—	—	—
Transfer agent — Investor C	422,996	179,947	234,871	—	—	—
Transfer agent — Class R	42,169	25,005	49,497	—	—	—
Transfer agent — Class K	—	—	—	329	147	64,410
Printing	43,786	25,778	25,758	379	2,472	5,122
Registration	38,264	41,388	40,278	6,420	7,232	8,032
Professional	18,994	17,310	15,780	8,660	9,774	13,752
Officer	359	201	177	15	—	28
Miscellaneous	8,277	8,067	8,349	3,912	3,001	3,030

Total expenses	7,157,733	3,911,483	3,670,110	19,715	22,626	94,374
Less fees waived and/or reimbursed by administrator	—	—	(217,979)	(19,167)	(20,962)	—
Less transfer agent fees reimbursed — Investor A	(390,040)	—	—	—	—	—
Less transfer agent fees reimbursed — Investor B	(37,984)	—	—	—	—	—
Less transfer agent fees reimbursed — Class K	—	—	—	(274)	(147)	(107)

Total expenses after fees waived and/or reimbursed	6,729,709	3,911,483	3,452,131	274	1,517	94,267

Net investment income	2,641,593	1,224,583	2,608,926	48,904	3,556	944,504

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from investments and financial futures contracts	130,129,190	44,559,303	40,023,695	25,070,841	427,780	6,869,250
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	98,977,657	94,591,229	68,563,402	(21,834,401)	(281,586)	11,566,425

Total realized and unrealized gain	229,106,847	139,150,532	108,587,097	3,236,440	146,194	18,435,675

Net Increase in Net Assets Resulting from Operations	$231,748,440	$140,375,115	$111,196,023	$3,285,344	$149,750	$19,380,179

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	19

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Fund		BlackRock Large Cap Growth Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$2,641,593	$8,612,065	$1,224,583	$4,401,790
Net realized gain	130,129,190	201,010,591	44,559,303	84,817,503
Net change in unrealized appreciation/depreciation	98,977,657	85,395,925	94,591,229	42,469,961

Net increase in net assets resulting from operations	231,748,440	295,018,581	140,375,115	131,689,254

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(10,378,743)[1]	(500,033)	(5,073,393)[1]
Service	—	(185)[1]	—	(187,426)[1]
Investor A	—	(11,473,397)[1]	—	(7,269,585)[1]
Investor B	—	(95,166)[1]	—	(65,126)[1]
Investor C	—	(2,487,652)[1]	—	(1,983,615)[1]
Class R	—	(564,840)[1]	—	(420,926)[1]
Net realized gain:
Institutional	—		(27,649,167)	(14,860,180)[1]
Service	—	—	(102,614)	(637,431)[1]
Investor A	—		(32,072,876)	(23,081,522)[1]
Investor B	—	—	(303,232)	(454,536)[1]
Investor C	—	—	(12,861,838)	(10,278,287)[1]
Class R	—	—	(1,731,807)	(1,639,203)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(24,999,983)	(75,221,567)	(65,951,230)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(151,296,371)	(230,598,517)	120,417,567	7,688,645

Net Assets
Total increase in net assets	80,452,069	39,420,081	185,571,115	73,426,669
Beginning of period	1,696,850,005	1,657,429,924	962,973,463	889,546,794

End of period	$1,777,302,074	$1,696,850,005	$1,148,544,578	$962,973,463

Undistributed net investment income, end of period	$2,641,593	—	$724,550	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Statements of Changes in Net Assets (continued)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Value Fund		BlackRock Large Cap Core Retirement Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$2,608,926	$6,789,644	$48,904	$868,629
Net realized gain	40,023,695	107,517,914	25,070,841	13,884,841
Net change in unrealized appreciation/depreciation	68,563,402	63,563,859	(21,834,401)	(1,838,744)

Net increase in net assets resulting from operations	111,196,023	177,871,417	3,285,344	12,914,726

Dividends to Shareholders From
Net investment income:
Institutional	—	(5,127,680)[1]	—	—
Service	—	(544,205)[1]	—	—
Investor A	—	(7,511,800)[1]	—	—
Investor B	—	(99,626)[1]	—	—
Investor C	—	(2,331,994)[1]	—	—
Class R	—	(884,702)[1]	—	—
Class K	—	—	(42,000)	(1,900,001)[1]

Decrease in net assets resulting from dividends to shareholders	—	(16,500,007)	(42,000)	(1,900,001)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(50,784,777)	(299,975,034)	(71,907,356)	(22,015,118)

Net Assets
Total increase (decrease) in net assets	60,411,246	(138,603,624)	(68,664,012)	(11,000,393)
Beginning of period	820,498,768	959,102,392	70,221,002	81,221,395

End of period	$880,910,014	$820,498,768	$1,556,990	$70,221,002

Undistributed net investment income, end of period	$2,608,926	—	$6,904	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	21

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Growth Retirement Portfolio		BlackRock Large Cap Value Retirement Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$3,556	$17,768	$944,504	$1,691,480
Net realized gain	427,780	674,823	6,869,250	13,735,681
Net change in unrealized appreciation/depreciation	(281,586)	(524,337)	11,566,425	8,276,350

Net increase in net assets resulting from operations	149,750	168,254	19,380,179	23,703,511

Dividends and Distributions to Shareholders From
Net investment income:
Class K	(2,559)	(260,000)[1]	(1,008,006)	(2,300,006)[1]
Net realized gains:
Class K	(736,831)	(758,868)[1]	(6,968,371)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(739,390)	(1,018,868)	(7,976,377)	(2,300,006)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	249,462	(110,476)	12,346,280	8,881,427

Net Assets
Total increase (decrease) in net assets	(340,178)	(961,090)	23,750,082	30,284,932
Beginning of period	1,281,653	2,242,743	133,921,320	103,636,388

End of period	$941,475	$1,281,653	$157,671,402	$133,921,320

Undistributed net investment income, end of period	$997	—	$495,485	$558,987

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	BlackRock Large Cap Core Fund

	Institutional
	Six Months Ended March 31,	Year Ended September 30,				Period November 1, 2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.85	$12.64	$9.84	$10.11	$9.68	$8.62	$14.60

Net investment income[1]	0.06	0.12	0.16	0.07	0.06	0.09	0.07
Net realized and unrealized gain (loss)	2.08	2.36	2.73	(0.28)	0.49	0.97	(5.66)

Net increase (decrease) from investment operations	2.14	2.48	2.89	(0.21)	0.55	1.06	(5.59)

Dividends and distributions from:
Net investment income	—	(0.27)[2]	(0.09)[2]	(0.06)[2]	(0.12)[2]	—	—
Net realized gain	—	—	—	—	—	—	(0.39)[2]

Total dividends and distributions	—	(0.27)	(0.09)	(0.06)	(0.12)	—	(0.39)

Net asset value, end of period	$16.99	$14.85	$12.64	$9.84	$10.11	$9.68	$8.62

Total Investment Return[3]
Based on net asset value	14.41%[4]	20.00%	29.55%	(2.16)%	5.69%	12.30%[4,5]	(39.25)%

Ratios to Average Net Assets[6]
Total expenses	0.88%[7,8]	0.88%[7]	0.77%[7,9]	1.05%[7]	0.98%	0.89%[8]	0.86%

Total expenses after fees waived and/or reimbursed	0.88%[7,8]	0.88%[7]	0.77%[7,9]	1.05%[7]	0.98%	0.89%[8]	0.86%

Net investment income	0.69%[7,8]	0.90%[7]	1.41%[7,9]	0.58%[7]	0.63%	1.15%[8]	0.58%

Supplemental Data
Net assets, end of period (000)	$502,603	$527,236	$513,245	$489,847	$646,562	$1,073,342	$700,113

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 12.06%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 0.90%, 0.90% and 1.28%, respectively.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	23

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Service
	Six Months Ended March 31,	Year Ended September 30,				Period November 1, 2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.78	$12.39	$9.60	$9.89	$9.47	$8.44	$14.33

Net investment income[1]	0.04	0.07	0.11	0.04	0.05	0.07	0.04
Net realized and unrealized gain (loss)	2.07	2.33	2.68	(0.27)	0.47	0.96	(5.55)

Net increase (decrease) from investment operations	2.11	2.40	2.79	(0.23)	0.52	1.03	(5.51)

Dividends and distributions from:
Net investment income (loss)	—	(0.01)[2]	—	(0.06)[2]	(0.10)[2]	—	—
Net realized gain	—	—	—	—	—	—	(0.38)[2]

Total dividends and distributions	—	(0.01)	—	(0.06)	(0.10)	—	(0.38)

Net asset value, end of period	$16.89	$14.78	$12.39	$9.60	$9.89	$9.47	$8.44

Total Investment Return[3]
Based on net asset value	14.28%[4]	19.42%	29.06%	(2.41)%	5.53%	12.20%[4,5]	(39.39)%

Ratios to Average Net Assets[6]
Total expenses	1.11%[7,8]	1.20%[7]	1.05%[7]	1.25%[7]	1.12%	1.09%[8]	1.06%

Total expenses after fees waived and/or reimbursed	1.11%[7,8]	1.20%[7]	1.05%[7]	1.25%[7]	1.12%	1.09%[8]	1.06%

Net investment income	0.47%[7,8]	0.55%[7]	0.96%[7]	0.39%[7]	0.49%	0.95%[8]	0.37%

Supplemental Data
Net assets, end of period (000)	$1,060	$968	$1,578	$270	$369	$395	$372

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 11.85%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor A
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.52	$12.34	$9.61	$9.88	$9.46	$8.44	$14.33

Net investment income[1]	0.03	0.09	0.12	0.06	0.05	0.07	0.04
Net realized and unrealized gain (loss)	2.04	2.30	2.65	(0.28)	0.47	0.95	(5.54)

Net increase (decrease) from investment operations	2.07	2.39	2.77	(0.22)	0.52	1.02	(5.50)

Dividends and distributions from:
Net investment income	—	(0.21)[2]	(0.04)[2]	(0.05)[2]	(0.10)[2]	—	—
Net realized gain	—	—	—	—	—	—	(0.39)[2]

Total dividends and distributions	—	(0.21)	(0.04)	(0.05)	(0.10)	—	(0.39)

Net asset value, end of period	$16.59	$14.52	$12.34	$9.61	$9.88	$9.46	$8.44

Total Investment Return[3]
Based on net asset value	14.26%[4]	19.71%	28.96%	(2.24)%	5.50%	12.09%[4,5]	(39.38)%

Ratios to Average Net Assets[6]
Total expenses	1.24%[7,8]	1.26%[7]	1.28%[7]	1.23%[7]	1.25%	1.32%[8]	1.23%

Total expenses after fees waived and/or reimbursed	1.14%[7,8]	1.14%[7]	1.14%[7]	1.14%[7]	1.14%	1.12%[8]	1.11%

Net investment income	0.44%[7,8]	0.65%[7]	1.04%[7]	0.48%[7]	0.47%	0.93%[8]	0.32%

Supplemental Data
Net assets, end of period (000)	$808,498	$732,669	$696,484	$634,822	$973,066	$1,060,517	$1,023,005

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 11.73%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	25

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor B
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.52	$11.43	$8.93	$9.22	$8.82	$7.92	$13.57

Net investment income (loss)[1]	(0.03)	(0.02)	0.03	(0.04)	(0.03)	0.01	(0.05)
Net realized and unrealized gain (loss)	1.90	2.15	2.47	(0.25)	0.45	0.89	(5.23)

Net increase (decrease) from investment operations	1.87	2.13	2.50	(0.29)	0.42	0.90	(5.28)

Dividends and distributions from:
Net investment income	—	(0.04)[2]	—	—	(0.02)[2]	—	—
Net realized gain	—	—	—	—	—	—	(0.37)[2]

Total dividends and distributions	—	(0.04)	—	—	(0.02)	—	(0.37)

Net asset value, end of period	$15.39	$13.52	$11.43	$8.93	$9.22	$8.82	$7.92

Total Investment Return[3]
Based on net asset value	13.83%[4]	18.65%	28.00%	(3.15)%	4.71%	11.36%[4,5]	(39.90)%

Ratios to Average Net Assets[6]
Total expenses	2.35%[7,8]	2.30%[7]	2.18%[7]	2.14%[7]	2.16%	2.25%[8]	2.04%

Total expenses after fees waived and/or reimbursed	1.97%[7,8]	1.97%[7]	1.96%[7]	1.97%[7]	1.97%	1.91%[8]	1.88%

Net investment income (loss)	(0.40)%[7,8]	(0.15)%[7]	0.24%[7]	(0.34)%[7]	(0.35)%	0.18%[8]	(0.45)%

Supplemental Data
Net assets, end of period (000)	$17,706	$21,835	$33,719	$47,836	$78,876	$119,910	$180,730

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 10.86%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor C
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.32	$11.31	$8.85	$9.13	$8.76	$7.88	$13.51

Net investment income (loss)[1]	(0.03)	(0.03)	0.02	(0.04)	(0.04)	(0.00)[2]	(0.06)
Net realized and unrealized gain (loss)	1.87	2.12	2.44	(0.24)	0.44	0.88	(5.20)

Net increase (decrease) from investment operations	1.84	2.09	2.46	(0.28)	0.40	0.88	(5.26)

Dividends and distributions from:
Net investment income	—	(0.08)[3]	—	—	(0.03)[3]	—	—
Net realized gain	—	—	—	—	—	—	(0.37)[3]

Total dividends and distributions	—	(0.08)	—	—	(0.03)	—	(0.37)

Net asset value, end of period	$15.16	$13.32	$11.31	$8.85	$9.13	$8.76	$7.88

Total Investment Return[4]
Based on net asset value	13.81%[5]	18.62%	27.80%	(3.07)%	4.51%	11.17%[5,6]	(39.93)%

Ratios to Average Net Assets[7]
Total expenses	1.98%[8,9]	2.01%[8]	1.97%[8,10]	2.00%[8]	2.02%	2.09%[9]	1.97%

Total expenses after fees waived and/or reimbursed	1.98%[8,9]	2.01%[8]	1.97%[8,10]	2.00%[8]	2.02%	2.09%[9]	1.97%

Net investment income (loss)	(0.41)%[8,9]	(0.22)%[8]	0.22%[8,10]	(0.38)%[8]	(0.41)%	(0.03)%[9]	(0.54)%

Supplemental Data
Net assets, end of period (000)	$400,750	$369,812	$363,613	$393,172	$594,396	$662,591	$714,368

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 10.66%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

[10]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 2.05%, 2.05% and 0.14%, respectively.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	27

Financial Highlights (concluded)	BlackRock Large Cap Core Fund

	Class R
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.91	$11.81	$9.19	$9.46	$9.06	$8.11	$13.85

Net investment income (loss)[1]	0.01	0.04	0.07	0.01	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	1.95	2.21	2.55	(0.26)	0.45	0.92	(5.35)

Net increase (decrease) from investment operations	1.96	2.25	2.62	(0.25)	0.46	0.95	(5.36)

Dividends and distributions from:
Net investment income	—	(0.15)[2]	—	(0.02)[2]	(0.06)[2]	—	—
Net realized gain	—	—	—	—	—	—	(0.38)[2]

Total dividends and distributions	—	(0.15)	—	(0.02)	(0.06)	—	(0.38)

Net asset value, end of period	$15.87	$13.91	$11.81	$9.19	$9.46	$9.06	$8.11

Total Investment Return[3]
Based on net asset value	14.09%[4]	19.26%	28.51%	(2.68)%	5.09%	11.71%[4,5]	(39.71)%

Ratios to Average Net Assets[6]
Total expenses	1.44%[7,8]	1.48%[7]	1.53%[7]	1.51%[7]	1.54%	1.61%[8]	1.54%

Total expenses after fees waived and/or reimbursed	1.44%[7,8]	1.48%[7]	1.53%[7]	1.51%[7]	1.54%	1.61%[8]	1.54%

Net investment income (loss)	0.13%[7,8]	0.32%[7]	0.66%[7]	0.12%[7]	0.07%	0.44%[8]	(0.12)%

Supplemental Data
Net assets, end of period (000)	$46,686	$44,330	$48,790	$49,665	$80,950	$95,098	$97,139

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 11.22%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	BlackRock Large Cap Growth Fund

	Institutional
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.32	$12.50	$9.57	$9.54	$8.92	$7.43	$12.40

Net investment income[1]	0.04	0.10	0.14	0.06	0.03	0.02	0.02
Net realized and unrealized gain (loss)	1.85	1.65	2.83	(0.03)	0.62	1.47	(4.67)

Net increase (decrease) from investment operations	1.89	1.75	2.97	0.03	0.65	1.49	(4.65)

Dividends and distributions from:
Net investment income	(0.02)	(0.24)[2]	(0.04)[2]	—	(0.03)[2]	—	—
Net realized gain	(0.98)	(0.69)[2]	—	—	—	—	(0.32)[2]

Total dividends and distributions	(1.00)	(0.93)	(0.04)	—	(0.03)	—	(0.32)

Net asset value, end of period	$14.21	$13.32	$12.50	$9.57	$9.54	$8.92	$7.43

Total Investment Return[3]
Based on net asset value	14.63%[4]	15.33%	31.16%	0.31%	7.25%	20.05%[4,5]	(38.41)%

Ratios to Average Net Assets[6]
Total expenses	0.93%[7,8]	0.96%[7]	0.97%[7]	0.96%[7]	1.01%	1.07%[8]	0.96%

Total expenses after fees waived	0.92%[7,8]	0.96%[7]	0.97%[7]	0.96%[7]	1.01%	1.07%[8]	0.96%

Net investment income	0.57%[7,8]	0.81%[7]	1.19%[7]	0.52%[7]	0.28%	0.35%[8]	0.21%

Supplemental Data
Net assets, end of period (000)	$427,897	$311,127	$267,083	$300,111	$66,857	$87,078	$118,873

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 19.79%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	29

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Service
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.18	$12.38	$9.48	$9.47	$8.87	$7.39	$12.37

Net investment income (loss)[1]	0.01	0.07	0.09	0.03	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	1.82	1.62	2.82	(0.02)	0.61	1.47	(4.65)

Net increase (decrease) from investment operations	1.83	1.69	2.91	0.01	0.62	1.48	(4.66)

Dividends and distributions from:
Net investment income	—	(0.20)[2]	(0.01)[2]	—	(0.02)[2]	—	—
Net realized gain	(0.85)	(0.69)[2]	—	—	—	—	(0.32)[2]

Total dividends and distributions	(0.85)	(0.89)	(0.01)	—	(0.02)	—	(0.32)

Net asset value, end of period	$14.16	$13.18	$12.38	$9.48	$9.47	$8.87	$7.39

Total Investment Return[3]
Based on net asset value	14.31%[4]	14.98%	30.67%	0.11%	6.97%	20.03%[4,5]	(38.59)%

Ratios to Average Net Assets[6]
Total expenses	1.35%[7,8]	1.23%[7]	1.33%[7]	1.16%[7]	1.22%	1.22%[8]	1.14%

Net investment income (loss)	0.13%[7,8]	0.62%[7]	0.81%[7]	0.29%[7]	0.07%	0.16%[8]	(0.07)%

Supplemental Data
Net assets, end of period (000)	$1,714	$1,624	$11,865	$10,734	$11,299	$11,392	$10,218

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 19.62%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor A
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.82	$12.09	$9.26	$9.26	$8.68	$7.24	$12.15

Net investment income (loss)[1]	0.02	0.06	0.10	0.02	(0.00)[2]	(0.00)[2]	(0.02)
Net realized and unrealized gain (loss)	1.77	1.58	2.75	(0.02)	0.60	1.44	(4.57)

Net increase (decrease) from investment operations	1.79	1.64	2.85	—	0.60	1.44	(4.59)

Dividends and distributions from:
Net investment income	—	(0.22)[3]	(0.02)[3]	—	(0.02)[3]	—	—
Net realized gain	(0.95)	(0.69)[3]	—	—	—	—	(0.32)[3]

Total dividends and distributions	(0.95)	(0.91)	(0.02)	—	(0.02)	—	(0.32)

Net asset value, end of period	$13.66	$12.82	$12.09	$9.26	$9.26	$8.68	$7.24

Total Investment Return[4]
Based on net asset value	14.45%[5]	14.90%	30.78%	0.00%	6.86%	19.89%[5,6]	(38.72)%

Ratios to Average Net Assets[7]
Total expenses	1.23%[8,9]	1.25%[8]	1.26%[8]	1.27%[8]	1.31%	1.39%[9]	1.31%

Total expenses after fees waived	1.22%[8,9]	1.25%[8]	1.26%[8]	1.27%[8]	1.31%	1.39%[9]	1.31%

Net investment income (loss)	0.26%[8,9]	0.54%[8]	0.90%[8]	0.21%[8]	(0.01)%	(0.02)%[9]	(0.21)%

Supplemental Data
Net assets, end of period (000)	$501,336	$449,729	$405,154	$318,230	$254,354	$267,606	$179,528

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 19.47%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	31

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor B
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.56	$10.96	$8.45	$8.52	$8.03	$6.75	$11.43

Net investment loss[1]	(0.04)	(0.03)	(0.00)[2]	(0.06)	(0.07)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	1.60	1.42	2.51	(0.01)	0.56	1.33	(4.27)

Net increase (decrease) from investment operations	1.56	1.39	2.51	(0.07)	0.49	1.28	(4.36)

Dividends and distributions from:
Net investment income	—	(0.10)[3]	—	—	—	—	—
Net realized gain	(0.82)	(0.69)[3]	—	—	—	—	(0.32)[3]

Total dividends and distributions	(0.82)	(0.79)	—	—	—	—	(0.32)

Net asset value, end of period	$12.30	$11.56	$10.96	$8.45	$8.52	$8.03	$6.75

Total Investment Return[4]
Based on net asset value	13.94%[5]	13.92%	29.70%	(0.82)%	6.10%	18.96%[5,6]	(39.15)%

Ratios to Average Net Assets[7]
Total expenses	2.11%[8,9]	2.14%[8]	2.13%[8]	2.08%[8]	2.11%	2.17%[9]	2.05%

Net investment loss	(0.63)%[8,9]	(0.30)%[8]	(0.01)%[8]	(0.61)%[8]	(0.81)%	(0.75)%[9]	(0.93)%

Supplemental Data
Net assets, end of period (000)	$3,560	$4,656	$7,826	$10,372	$14,937	$26,959	$39,608

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 18.66%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor C
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.52	$10.95	$8.44	$8.51	$8.03	$6.75	$11.42

Net investment income (loss)[1]	(0.03)	(0.03)	0.01	(0.06)	(0.07)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	1.59	1.42	2.50	(0.01)	0.55	1.33	(4.26)

Net increase (decrease) from investment operations	1.56	1.39	2.51	(0.07)	0.48	1.28	(4.35)

Dividends and distributions from:
Net investment income	—	(0.13)[2]	—	—	—	—	—
Net realized gain	(0.87)	(0.69)[2]	—	—	—	—	(0.32)[2]

Total dividends and distributions	(0.87)	(0.82)	—	—	—	—	(0.32)

Net asset value, end of period	$12.21	$11.52	$10.95	$8.44	$8.51	$8.03	$6.75

Total Investment Return[3]
Based on net asset value	13.99%[4]	14.02%	29.74%	(0.82)%	5.98%	18.96%[4,5]	(39.10)%

Ratios to Average Net Assets[6]
Total expenses	2.00%[7,8]	2.04%[7]	2.07%[7]	2.05%[7]	2.12%	2.20%[8]	2.05%

Total expenses after fees waived	1.99%[7,8]	2.04%[7]	2.07%[7]	2.05%[7]	2.12%	2.20%[8]	2.05%

Net investment income (loss)	(0.51)%[7,8]	(0.24)%[7]	0.09%[7]	(0.60)%[7]	(0.82)%	(0.81)%[8]	(0.95)%

Supplemental Data
Net assets, end of period (000)	$189,143	$171,430	$167,518	$129,227	$121,936	$142,215	$143,081

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 18.52%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	33

Financial Highlights (concluded)	BlackRock Large Cap Growth Fund

	Class R
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.25	$11.58	$8.88	$8.91	$8.36	$7.00	$11.79

Net investment income (loss)[1]	(0.00)[2]	0.03	0.06	(0.01)	(0.03)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	1.68	1.51	2.64	(0.02)	0.58	1.38	(4.42)

Net increase (decrease) from investment operations	1.68	1.54	2.70	(0.03)	0.55	1.36	(4.47)

Dividends and distributions from:
Net investment income	—	(0.18)[3]	—	—	—	—	—
Net realized gain	(0.91)	(0.69)[3]	—	—	—	—	(0.32)[3]

Total dividends and distributions	(0.91)	(0.87)	—	—	—	—	(0.32)

Net asset value, end of period	$13.02	$12.25	$11.58	$8.88	$8.91	$8.36	$7.00

Total Investment Return[4]
Based on net asset value	14.19%[5]	14.61%	30.41%	(0.34)%	6.58%	19.43%[5,6]	(38.88)%

Ratios to Average Net Assets[7]
Total expenses	1.50%[8,9]	1.54%[8]	1.56%[8]	1.60%[8]	1.65%	1.76%[9]	1.64%

Net investment income (loss)	(0.02)%[8,9]	0.27%[8]	0.57%[8]	(0.12)%[8]	(0.35)%	(0.37)%[9]	(0.53)%

Supplemental Data
Net assets, end of period (000)	$24,894	$24,408	$30,101	$30,868	$50,093	$62,231	$55,073

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 19.15%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	BlackRock Large Cap Value Fund

	Institutional
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.85	$15.75	$12.74	$13.51	$13.16	$12.29	$20.95

Net investment income[1]	0.11	0.21	0.20	0.12	0.11	0.14	0.14
Net realized and unrealized gain (loss)	2.53	3.25	2.94	(0.75)	0.40	0.90	(7.42)

Net increase (decrease) from investment operations	2.64	3.46	3.14	(0.63)	0.51	1.04	(7.28)

Dividends and distributions from:
Net investment income	—	(0.36)[2]	(0.13)[2]	(0.14)[2]	(0.16)[2]	(0.17)[2]	(0.05)[2]
Net realized gain	—	—	—	—	—	—	(1.33)[2]

Total dividends and distributions	—	(0.36)	(0.13)	(0.14)	(0.16)	(0.17)	(1.38)

Net asset value, end of period	$21.49	$18.85	$15.75	$12.74	$13.51	$13.16	$12.29

Total Investment Return[3]
Based on net asset value	14.00%[4]	22.38%	24.84%	(4.82)%	3.88%	8.60%[4,5]	(37.01)%

Ratios to Average Net Assets[6]
Total expenses	0.93%[7,8]	1.00%[7]	0.96%	1.03%	1.03%	1.05%[8]	0.93%

Total expenses after fees waived and/or reimbursed	0.88%[7,8]	0.94%[7]	0.95%	1.03%	1.03%	1.05%[8]	0.93%

Net investment income	1.05%[7,8]	1.19%[7]	1.33%	0.81%	0.85%	1.35%[8]	0.81%

Supplemental Data
Net assets, end of period (000)	$220,848	$190,423	$251,764	$364,624	$737,610	$869,863	$867,750

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 8.18%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	35

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Service
	Six Months					Period
	Ended					November 1,
	March 31,	Year Ended September 30,				2008 to	Year Ended
	2014					September 30,	October 31,
	(Unaudited)	2013	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.75	$15.67	$12.71	$13.48	$13.13	$12.26	$20.89

Net investment income[1]	0.08	0.16	0.15	0.10	0.09	0.12	0.10
Net realized and unrealized gain (loss)	2.52	3.23	2.94	(0.75)	0.40	0.89	(7.38)

Net increase (decrease) from investment operations	2.60	3.39	3.09	(0.65)	0.49	1.01	(7.28)

Dividends and distributions from:
Net investment income	—	(0.31)[2]	(0.13)[2]	(0.12)[2]	(0.14)[2]	(0.14)[2]	(0.02)[2]
Net realized gain	—	—	—	—	—	—	(1.33)[2]

Total dividends and distributions	—	(0.31)	(0.13)	(0.12)	(0.14)	(0.14)	(1.35)

Net asset value, end of period	$21.35	$18.75	$15.67	$12.71	$13.48	$13.13	$12.26

Total Investment Return[3]
Based on net asset value	13.87%[4]	21.98%	24.43%	(4.95)%	3.75%	8.37%[4,5]	(37.10)%

Ratios to Average Net Assets[6]
Total expenses	1.22%[7,8]	1.23%[7]	1.27%	1.17%	1.18%	1.22%[8]	1.12%

Total expenses after fees waived and/or reimbursed	1.17%[7,8]	1.18%[7]	1.25%	1.17%	1.18%	1.22%[8]	1.12%

Net investment income	0.76%[7,8]	0.93%[7]	0.99%	0.64%	0.70%	1.16%[8]	0.62%

Supplemental Data
Net assets, end of period (000)	$14,432	$13,296	$28,746	$29,586	$30,564	$29,033	$24,717

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 7.96%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$18.52	$15.48	$12.53	$13.29	$12.92	$12.03	$20.54

Net investment income[1]	0.07	0.15	0.14	0.08	0.09	0.11	0.09
Net realized and unrealized gain (loss)	2.49	3.21	2.90	(0.74)	0.40	0.87	(7.26)

Net increase (decrease) from investment operations	2.56	3.36	3.04	(0.66)	0.49	0.98	(7.17)

Dividends and distributions from:
Net investment income	—	(0.32)[2]	(0.09)[2]	(0.10)[2]	(0.12)[2]	(0.09)[2]	(0.01)[2]
Net realized gain	—	—	—	—	—	—	(1.33)[2]

Total dividends and distributions	—	(0.32)	(0.09)	(0.10)	(0.12)	(0.09)	(1.34)

Net asset value, end of period	$21.08	$18.52	$15.48	$12.53	$13.29	$12.92	$12.03

Total Investment Return[3]
Based on net asset value	13.82%[4]	22.07%	24.38%	(5.04)%	3.75%	8.22%[4,5]	(37.17)%

Ratios to Average Net Assets[6]
Total expenses	1.25%[7,8]	1.26%[7]	1.27%	1.24%	1.23%	1.40%[8]	1.22%

Total expenses after fees waived and/or reimbursed	1.19%[7,8]	1.21%[7]	1.26%	1.24%	1.23%	1.40%[8]	1.22%

Net investment income	0.73%[7,8]	0.91%[7]	0.99%	0.57%	0.67%	1.04%[8]	0.52%

Supplemental Data
Net assets, end of period (000)	$374,450	$353,445	$392,575	$479,707	$756,124	$967,445	$1,295,100

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 7.80%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	37

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.44	$14.52	$11.78	$12.52	$12.18	$11.34	$19.41

Net investment income (loss)[1]	(0.01)	0.00 [2]	0.01	(0.04)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss)	2.33	3.03	2.73	(0.70)	0.37	0.81	(6.85)

Net increase (decrease) from investment operations	2.32	3.03	2.74	(0.74)	0.34	0.84	(6.89)

Dividends and distributions from:
Net investment income	—	(0.11)[3]	—	—	—	—	—
Net realized gain	—	—	—	—	—	—	(1.18)[3]

Total dividends and distributions	—	(0.11)	—	—	—	—	(1.18)

Net asset value, end of period	$19.76	$17.44	$14.52	$11.78	$12.52	$12.18	$11.34

Total Investment Return[4]
Based on net asset value	13.30%[5]	20.98%	23.26%	(5.91)%	2.79%	7.41%[5,6]	(37.62)%

Ratios to Average Net Assets[7]
Total expenses	2.12%[8,9]	2.20%[8]	2.21%	2.12%	2.14%	2.21%[9]	1.99%

Total expenses after fees waived and/or reimbursed	2.07%[8,9]	2.15%[8]	2.20%	2.12%	2.14%	2.21%[9]	1.99%

Net investment income (loss)	(0.14)%[8,9]	0.00%[8]	0.07%	(0.31)%	(0.24)%	0.28%[9]	(0.24)%

Supplemental Data
Net assets, end of period (000)	$8,341	$9,377	$15,404	$22,168	$37,720	$63,930	$108,660

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 6.97%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.29	$14.45	$11.72	$12.44	$12.13	$11.29	$19.37

Net investment income (loss)[1]	(0.00)[2]	0.02	0.02	(0.04)	(0.03)	0.02	(0.04)
Net realized and unrealized gain (loss)	2.32	2.99	2.71	(0.68)	0.36	0.82	(6.83)

Net increase (decrease) from investment operations	2.32	3.01	2.73	(0.72)	0.33	0.84	(6.87)

Dividends and distributions from:
Net investment income	—	(0.17)[3]	—	—	(0.02)[3]	—	—
Net realized gain	—	—	—	—	—	—	(1.21)[3]

Total dividends and distributions	—	(0.17)	—	—	(0.02)	—	(1.21)

Net asset value, end of period	$19.61	$17.29	$14.45	$11.72	$12.44	$12.13	$11.29

Total Investment Return[4]
Based on net asset value	13.42%[5]	21.06%	23.29%	(5.79)%	2.74%	7.44%[5,6]	(37.66)%

Ratios to Average Net Assets[7]
Total expenses	2.03%[8,9]	2.07%[8]	2.12%	2.10%	2.11%	2.19%[9]	2.00%

Total expenses after fees waived and/or reimbursed	1.98%[8,9]	2.02%[8]	2.11%	2.10%	2.11%	2.19%[9]	2.00%

Net investment income (loss)	(0.05)%[8,9]	0.09%[8]	0.14%	(0.29)%	(0.22)%	0.24%[9]	(0.26)%

Supplemental Data
Net assets, end of period (000)	$214,930	$204,690	$210,681	$220,527	$298,040	$379,388	$456,180

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 7.00%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	39

Financial Highlights (concluded)	BlackRock Large Cap Value Fund

	Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.86	$14.92	$12.08	$12.81	$12.48	$11.63	$19.92

Net investment income[1]	0.05	0.10	0.09	0.04	0.04	0.07	0.03
Net realized and unrealized gain (loss)	2.39	3.09	2.80	(0.72)	0.38	0.84	(7.02)

Net increase (decrease) from investment operations	2.44	3.19	2.89	(0.68)	0.42	0.91	(6.99)

Dividends and distributions from:
Net investment income	—	(0.25)[2]	(0.05)[2]	(0.05)[2]	(0.09)[2]	(0.06)[2]	—
Net realized gain	—	—	—	—	—	—	(1.30)[2]

Total dividends and distributions	—	(0.25)	(0.05)	(0.05)	(0.09)	(0.06)	(1.30)

Net asset value, end of period	$20.30	$17.86	$14.92	$12.08	$12.81	$12.48	$11.63

Total Investment Return[3]
Based on net asset value	13.66%[4]	21.70%	23.98%	(5.32)%	3.35%	7.88%[4,5]	(37.35)%

Ratios to Average Net Assets[6]
Total expenses	1.51%[7,8]	1.54%[7]	1.57%	1.56%	1.60%	1.68%[8]	1.55%

Total expenses after fees waived and/or reimbursed	1.46%[7,8]	1.49%[7]	1.56%	1.56%	1.60%	1.68%[8]	1.55%

Net investment income	0.47%[7,8]	0.63%[7]	0.70%	0.25%	0.29%	0.72%[8]	0.19%

Supplemental Data
Net assets, end of period (000)	$47,908	$49,267	$59,934	$67,672	$115,763	$139,827	$141,571

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 7.45%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	BlackRock Large Cap Core Retirement Portfolio

	Class K
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.69	$12.51	$9.78	$10.06	$9.61	$8.64	$13.25

Net investment income[2]	0.05	0.16	0.18	0.11	0.09	0.11	0.07
Net realized and unrealized gain (loss)	2.04	2.32	2.69	(0.28)	0.49	0.96	(4.68)

Net increase (decrease) from investment operations	2.09	2.48	2.87	(0.17)	0.58	1.07	(4.61)

Dividends from net investment income	(0.47)	(0.30)[3]	(0.14)[3]	(0.11)[3]	(0.13)[3]	(0.10)[3]	—

Net asset value, end of period	$16.31	$14.69	$12.51	$9.78	$10.06	$9.61	$8.64

Total Investment Return[4]
Based on net asset value	14.42%[5]	20.27%	29.67%	(1.81)%	6.01%	12.55%[5,6]	(34.79)%[5]

Ratios to Average Net Assets[7]
Total expenses	0.77%[8,9]	0.59%[8]	0.60%[8]	0.67%[8]	0.68%	0.73%[9]	0.71%[9]

Total expenses after reimbursement	0.50%[8,9]	0.59%[8]	0.59%[8]	0.67%[8]	0.67%	0.66%[9]	0.62%[9]

Net investment income	0.68%[8,9]	1.21%[8]	1.59%[8]	0.96%[8]	0.93%	1.39%[9]	0.76%[9]

Supplemental Data
Net assets, end of period (000)	$1,557	$70,221	$81,221	$129,491	$113,241	$109,188	$105,224

Portfolio turnover of the Portfolio	15%	50%	128%	129%	173%	168%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 12.08%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	41

Financial Highlights	BlackRock Large Cap Growth Retirement Portfolio

	Class K
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$7.86	$12.78	$9.53	$9.54	$8.93	$7.45	$11.20

Net investment income[2]	0.02	0.10	0.15	0.08	0.06	0.05	0.02
Net realized and unrealized gain (loss)	0.81	0.86	3.19	(0.01)	0.61	1.48	(3.77)

Net increase (decrease) from investment operations	0.83	0.96	3.34	0.07	0.67	1.53	(3.75)

Dividends and distributions from:
Net investment income	(0.02)	(1.50)[3]	(0.09)[3]	(0.08)[3]	(0.06)[3]	(0.05)[3]	—
Net realized gains	(4.64)	(4.38)[3]	—	—	—	—	—

Total dividends and distributions	(4.66)	(5.88)	(0.09)	(0.08)	(0.06)	(0.05)	—

Net asset value, end of period	$4.03	$7.86	$12.78	$9.53	$9.54	$8.93	$7.45

Total Investment Return[4]
Based on net asset value	14.09%[5]	16.60%	35.29%	0.68%	7.46%	20.66%[5,6]	(33.48)%[5]

Ratios to Average Net Assets[7]
Total expenses	4.70%[8,9]	2.83%[8]	0.70%[8]	0.71%[8]	0.79%	0.88%[9]	0.81%[9]

Total expenses after fees waived and/or reimbursed	0.80%[8,9]	0.67%[8]	0.64%[8]	0.67%[8]	0.67%	0.66%[9]	0.65%[9]

Net investment income	0.66%[8,9]	1.23%[8]	1.35%[8]	0.77%[8]	0.62%	0.73%[9]	0.30%[9]

Supplemental Data
Net assets, end of period (000)	$941	$1,282	$2,243	$100,169	$86,662	$83,098	$80,882

Portfolio turnover of the Portfolio	20%	54%	132%	169%	232%	242%	144%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 20.25%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	BlackRock Large Cap Value Retirement Portfolio

	Class K
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$19.12	$15.93	$12.91	$13.67	$13.28	$12.33	$18.54

Net investment income[2]	0.13	0.25	0.24	0.17	0.17	0.18	0.13
Net realized and unrealized gain (loss)	2.49	3.30	2.99	(0.76)	0.39	0.91	(6.34)

Net increase (decrease) from investment operations	2.62	3.55	3.23	(0.59)	0.56	1.09	(6.21)

Dividends and distributions from:
Net investment income	(0.14)	(0.36)[3]	(0.21)[3]	(0.17)[3]	(0.17)[3]	(0.14)[3]	—
Net realized gain	(0.96)	—	—	—	—	—	—

Total distributions	(1.10)	(0.36)	(0.21)	(0.17)	(0.17)	(0.14)	—

Net asset value, end of period	$20.64	$19.12	$15.93	$12.91	$13.67	$13.28	$12.33

Total Investment Return[4]
Based on net asset value	14.08%[5]	22.71%	25.23%	(4.44)%	4.23%	8.93%[5,6]	(33.50)%[5]

Ratios to Average Net Assets[7]
Total expenses	0.66%[8,9]	0.68%[8]	0.67%	0.70%	0.72%	0.77%[9]	0.78%[9]

Total expenses after reimbursement	0.66%[8,9]	0.67%[8]	0.62%	0.67%	0.67%	0.66%[9]	0.63%[9]

Net investment income	1.26%[8,9]	1.42%[8]	1.63%	1.13%	1.21%	1.74%[9]	1.03%[9]

Supplemental Data
Net assets, end of period (000)	$157,671	$133,921	$103,636	$144,964	$166,883	$132,560	$128,159

Portfolio turnover of the Portfolio	13%	40%	147%	156%	183%	151%	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 8.52%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	43

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Core Fund (“Large Cap Core”), BlackRock Large Cap Growth Fund (“Large Cap Growth”), BlackRock Large Cap Value Fund (“Large Cap Value”), BlackRock Large Cap Core Retirement Portfolio (“Large Cap Core Retirement”), BlackRock Large Cap Growth Retirement Portfolio (“Large Cap Growth Retirement”) and BlackRock Large Cap Value Retirement Portfolio (“Large Cap Value Retirement”) (collectively, the “Feeder Funds” or individually a “Feeder Fund”) are each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. Each Feeder Fund is classified as diversified. The Feeder Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Portfolio” or collectively, the “Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Feeder Funds. Large Cap Core and Large Cap Core Retirement invest all of their assets in Master Large Cap Core Portfolio. Large Cap Growth and Large Cap Growth Retirement invest all of their assets in Master Large Cap Growth Portfolio. Large Cap Value and Large Cap Value Retirement invest all of their assets in Master Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Feeder Fund. The value of a Feeder Fund’s investment in the applicable Portfolio reflects the Feeder Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Feeder Fund is directly affected by the performance of the applicable Portfolio. At March 31, 2014, the percentages of Master Large Cap Core Portfolio owned by Large Cap Core and Large Cap Core Retirement were 76.6% and 0.1%, respectively, the percentages of Master Large Cap Growth Portfolio owned by Large Cap Growth and Large Cap Growth Retirement were 95.9% and 0.1%, respectively, and the percentages of Master Large Cap Value Portfolio owned by Large Cap Value and Large Cap Value Retirement were 84.8% and 15.2%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements. Large Cap Core, Large Cap Growth and Large Cap Value each offer multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement each offer Class K Shares. Class K Shares are not subject to any sales charge and are only available to eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

2. Significant Accounting Policies:

The Feeder Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Feeder Funds:

Valuation: U.S. GAAP defines fair value as the price the Feeder Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Feeder Fund’s policy is to fair value its financial instruments at market value. Each Feeder Fund records its investments in the corresponding Portfolio at fair value based on the Feeder Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by a Portfolio is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the corresponding Portfolio are accounted for on a trade date basis. The Feeder Funds record daily their proportionate share of the corresponding Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Feeder Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Feeder Funds are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Feeder Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Feeder Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Feeder Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Income Taxes: It is each Feeder Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Feeder Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for each Feeder Fund’s U.S. federal income tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Feeder Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application for the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Feeder Fund or its classes are charged to that Feeder Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Feeder Fund and other shared expenses pro-rated to a Feeder Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Feeder Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Large Cap Core, Large Cap Growth and Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of such Feeder Fund’s net assets. The Feeder Funds do not pay an investment advisory fee or investment management fee. With respect to Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement, the Administrator does not receive an administration fee.

With respect to Large Cap Core, Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Feeder Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Investor A	Investor B	Class K
Large Cap Core	1.14%	1.97%	—
Large Cap Core Retirement	—	—	0.67%
Large Cap Growth Retirement	—	—	0.67%
Large Cap Value Retirement	—	—	0.67%

The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors. These amounts waived and/or reimbursed, if any, are shown as fees waived and/or reimbursed by administrator and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

With respect to Large Cap Value, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. This voluntary waiver may be reduced or discontinued at any time without notice. This amount waived, if any, is shown as fees waived and/or reimbursed by administrator, in the Statements of Operations.

The Corporation, on behalf of Large Cap Core, Large Cap Growth and Large Cap Value, entered into a Distribution Agreement and seperate Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Feeder Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Feeder Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each of Large Cap Core, Large Cap Growth and Large Cap Value. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Feeder Funds’ Investor A Shares as follows:

Investor A
Large Cap Core	$33,202
Large Cap Growth	$45,288
Large Cap Value	$6,957

For the six months ended March 31, 2014, affiliates received the following CDSCs as follows:

	Investor A	Investor B	Investor C
Large Cap Core	$2,310	$1,620	$10,003
Large Cap Growth	$3,877	$591	$5,006
Large Cap Value	$1,604	$728	$2,279

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Feeder Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Feeder Funds paid the following to

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	45

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Large Cap Core	Large Cap Growth	Large Cap Value
Institutional	$43,603	$202,308	$17,642
Service	$548	$120	$375
Investor A	$33	$666	$6,171
Investor C	—	—	$30

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Feeder Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Feeder Fund shares. For the six months ended March 31, 2014, the Feeder Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Large Cap Core	Large Cap Growth	Large Cap Value
Institutional	$14,955	$616	$693
Service	$7	$304	$2,065
Investor A	$100,042	$3,545	$14,056
Investor B	$7,616	$249	$900

	Large Cap Core	Large Cap Growth	Large Cap Value
Investor C	$2,885	$1,051	$1,005
Class R	$258	$198	$445

	Large Cap Core Retirement	Large Cap Growth Retirement	Large Cap Value Retirement
Class K	$184	$8	$219

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Feeder Funds reimburse the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

4. Income Tax Information:

As of September 30, 2013, the Feeder Funds listed below had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Large Cap Core	Large Cap Value	Large Cap Core Retirement
2017	$337,276,620	$720,206,511	$20,134,017

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,493,112	$24,226,197	3,825,174	$51,665,555
Shares issued in reinvestment of dividends	—	—	578,770	7,176,729
Shares redeemed	(7,420,543)	(118,492,271)	(9,485,231)	(129,930,526)

Net decrease	(5,927,431)	$(94,266,074)	(5,081,287)	$(71,088,242)

Service
Shares sold	3,750	$59,212	54,987	$824,189
Shares issued in reinvestment of dividends	—	—	9	110
Shares redeemed	(6,503)	(104,506)	(116,836)	(1,459,084)

Net decrease	(2,753)	$(45,294)	(61,840)	$(634,785)

Investor A
Shares sold and automatic conversion of shares	2,253,968	$35,555,244	5,426,743	$72,779,606
Shares issued in reinvestment of dividends	—	—	849,124	10,308,296
Shares redeemed	(3,991,356)	(62,888,040)	(12,223,124)	(160,624,974)

Net decrease	(1,737,388)	$(27,332,796)	(5,947,257)	$(77,537,072)

Investor B
Shares sold	22,354	$325,890	76,881	$933,266
Shares issued in reinvestment of dividends	—	—	7,023	79,922
Shares redeemed and automatic conversion of shares	(486,786)	(7,118,116)	(1,418,870)	(17,506,158)

Net decrease	(464,432)	$(6,792,226)	(1,334,966)	$(16,492,970)

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Large Cap Core (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,697,969	$24,573,513	3,498,183	$42,916,687
Shares issued in reinvestment of dividends	—	—	182,100	2,043,105
Shares redeemed	(3,024,270)	(43,702,026)	(8,061,093)	(97,934,634)

Net decrease	(1,326,301)	$(19,128,513)	(4,380,810)	$(52,974,842)

Class R
Shares sold	499,199	$7,565,426	870,728	$11,067,187
Shares issued in reinvestment of dividends	—	—	48,400	564,832
Shares redeemed	(744,748)	(11,296,894)	(1,862,672)	(23,502,625)

Net decrease	(245,549)	$(3,731,468)	(943,544)	$(11,870,606)

Total Net Decrease	(9,703,854)	$(151,296,371)	(17,749,704)	$(230,598,517)

Large Cap Growth
Institutional
Shares sold	11,665,718	$166,647,484	10,805,639	$131,346,952
Shares issued in reinvestment of dividends and distributions	1,743,155	23,271,108	1,664,321	18,706,967
Shares redeemed	(6,656,569)	(94,693,777)	(10,471,771)	(131,967,796)

Net increase	6,752,304	$95,224,815	1,998,189	$18,086,123

Service
Shares sold	533	$7,500	42,572	$503,892
Shares issued in reinvestment of dividends and distributions	7,697	102,610	73,804	822,914
Shares redeemed	(10,446)	(144,889)	(951,630)	(11,540,966)

Net decrease	(2,216)	$(34,779)	(835,254)	$(10,214,160)

Investor A
Shares sold and automatic conversion of shares	3,810,893	$51,169,296	7,585,195	$89,733,980
Shares issued in reinvestment of dividends and distributions	2,420,903	31,108,416	2,718,000	29,490,188
Shares redeemed	(4,602,421)	(61,380,525)	(8,746,475)	(103,518,400)

Net increase	1,629,375	$20,897,187	1,556,720	$15,705,768

Investor B
Shares sold	23,205	$279,894	23,228	$243,451
Shares issued in reinvestment of dividends and distributions	25,280	293,253	50,617	498,575
Shares redeemed and automatic conversion of shares	(161,770)	(1,957,188)	(385,246)	(4,090,113)

Net decrease	(113,285)	$(1,384,041)	(311,401)	$(3,348,087)

Investor C
Shares sold	1,383,171	$16,673,864	2,634,380	$28,035,824
Shares issued in reinvestment of dividends and distributions	1,052,182	12,120,921	1,171,676	11,505,760
Shares redeemed	(1,824,253)	(21,935,933)	(4,225,520)	(44,983,524)

Net increase (decrease)	611,100	$6,858,852	(419,464)	$(5,441,940)

Class R
Shares sold	263,095	$3,364,315	577,687	$6,517,657
Shares issued in reinvestment of dividends and distributions	140,833	1,726,614	197,805	2,055,192
Shares redeemed	(485,581)	(6,235,396)	(1,382,752)	(15,671,908)

Net decrease	(81,653)	$(1,144,467)	(607,260)	$(7,099,059)

Total Net Increase	8,795,625	$120,417,567	1,381,530	$7,688,645

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	47

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Large Cap Value	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,730,961	$54,948,821	1,508,305	$26,214,058
Shares issued in reinvestment of dividends	—	—	267,554	4,221,978
Shares redeemed	(2,555,631)	(52,272,000)	(7,658,472)	(130,617,353)

Net increase (decrease)	175,330	$2,676,821	(5,882,613)	$(100,181,317)

Service
Shares sold	3,511	$69,785	27,520	$454,505
Shares issued in reinvestment of dividends	—	—	33,961	534,550
Shares redeemed	(36,481)	(750,288)	(1,187,150)	(20,760,395)

Net decrease	(32,970)	$(680,503)	(1,125,669)	$(19,771,340)

Investor A
Shares sold and automatic conversion of shares	1,159,865	$23,066,246	3,629,365	$62,380,714
Shares issued in reinvestment of dividends	—	—	457,873	7,115,331
Shares redeemed	(2,480,547)	(49,640,689)	(10,357,153)	(177,458,344)

Net decrease	(1,320,682)	$(26,574,443)	(6,269,915)	$(107,962,299)

Investor B
Shares sold	4,061	$76,478	48,028	$764,369
Shares issued in reinvestment of dividends	—	—	6,247	92,081
Shares redeemed and automatic conversion of shares	(119,782)	(2,244,509)	(577,039)	(9,248,584)

Net decrease	(115,721)	$(2,168,031)	(522,764)	$(8,392,134)

Investor C
Shares sold	563,740	$10,500,337	1,528,818	$24,527,105
Shares issued in reinvestment of dividends	—	—	148,147	2,162,914
Shares redeemed	(1,437,792)	(26,770,557)	(4,417,505)	(69,751,702)

Net decrease	(874,052)	$(16,270,220)	(2,740,540)	$(43,061,683)

Class R
Shares sold	311,422	$5,971,885	858,935	$14,230,102
Shares issued in reinvestment of dividends	—	—	58,894	884,592
Shares redeemed	(710,135)	(13,740,286)	(2,176,588)	(35,720,955)

Net decrease	(398,713)	$(7,768,401)	(1,258,759)	$(20,606,261)

Total Net Decrease	(2,566,808)	$(50,784,777)	(17,800,260)	$(299,975,034)

Large Cap Core Retirement
Class K
Shares sold	68,479	$1,037,606	1,084,329	$14,503,776
Shares issued in reinvestment of dividends	1,215	18,530	153,337	1,876,840
Shares redeemed	(4,754,854)	(72,963,492)	(2,949,623)	(38,395,734)

Net decrease	(4,685,160)	$(71,907,356)	(1,711,957)	$(22,015,118)

Large Cap Growth Retirement
Class K
Shares sold	600	$2,332	1,726	$12,358
Shares issued in reinvestment of dividends and distributions	77,582	294,812	19,105	125,517
Shares redeemed	(7,533)	(47,682)	(33,329)	(248,351)

Net increase (decrease)	70,649	$249,462	(12,498)	$(110,476)

48	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Large Cap Value Retirement	Shares	Amount	Shares	Amount
Class K
Shares sold	906,074	$18,130,970	1,483,186	$26,362,614
Shares issued in reinvestment of dividends	411,613	7,931,773	142,437	2,276,143
Shares redeemed	(684,916)	(13,716,463)	(1,125,067)	(19,757,330)

Net increase	632,771	$12,346,280	500,556	$8,881,427

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	49

Portfolio Information as of March 31, 2014 (Unaudited)	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Google, Inc., Class A	3%
JPMorgan Chase & Co.	3
Bank of America Corp.	3
CVS Caremark Corp.	3
U.S. Bancorp	3
3M Co.	3
Comcast Corp., Class A	3
Merck & Co., Inc.	3
Pfizer, Inc.	3
Lowe’s Cos., Inc.	3

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Google, Inc., Class A	5%
Microsoft Corp.	4
Comcast Corp., Class A	3
Apple, Inc.	3
3M Co.	3
Schlumberger Ltd.	3
MasterCard, Inc., Class A	3
Oracle Corp.	3
Lowe’s Cos., Inc.	3
CVS Caremark Corp.	3

Master Large Cap Value Portfolio	Percent of Long-Term Investments

JPMorgan Chase & Co.	5%
Bank of America Corp.	4
Pfizer, Inc.	4
Merck & Co., Inc.	4
Citigroup, Inc.	3
CVS Caremark Corp.	3
U.S. Bancorp	3
Exxon Mobil Corp.	3
American International Group, Inc.	3
Cisco Systems, Inc.	2

Sector Allocations

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Financials	22%
Information Technology	22
Health Care	17
Consumer Discretionary	11
Industrials	11
Energy	10
Materials	4
Consumer Staples	3

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Information Technology	31%
Consumer Discretionary	16
Health Care	15
Industrials	13
Energy	8
Materials	6
Financials	6
Consumer Staples	5

Master Large Cap Value Portfolio	Percent of Long-Term Investments

Financials	31%
Health Care	15
Information Technology	12
Industrials	12
Energy	12
Consumer Discretionary	9
Materials	5
Consumer Staples	4

For Portfolio compliance purposes, the Portfolios’ classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
The Boeing Co.	149,100	$18,710,559
Rockwell Collins, Inc.	120,800	9,624,136

		28,334,695
Airlines — 2.3%
Delta Air Lines, Inc.	516,700	17,903,655
United Continental Holdings, Inc. (a)	777,668	34,707,323

		52,610,978
Auto Components — 2.4%
BorgWarner, Inc.	261,500	16,074,405
TRW Automotive Holdings Corp. (a)	476,239	38,870,627

		54,945,032
Banks — 12.8%
Bank of America Corp.	3,980,206	68,459,543
Citigroup, Inc.	1,163,818	55,397,737
JPMorgan Chase & Co.	1,269,924	77,097,086
SunTrust Banks, Inc.	794,100	31,597,239
U.S. Bancorp	1,537,275	65,887,607

		298,439,212
Biotechnology — 2.6%
Amgen, Inc.	202,200	24,939,348
Biogen Idec, Inc. (a)	119,610	36,585,111

		61,524,459
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	192,851	31,598,636
Chemicals — 1.0%
Cabot Corp.	166,574	9,837,860
The Dow Chemical Co.	283,500	13,775,265

		23,613,125
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	376,000	15,942,400
Communications Equipment — 2.3%
Brocade Communications Systems, Inc. (a)	1,045,600	11,093,816
Cisco Systems, Inc.	1,858,600	41,651,226

		52,745,042
Consumer Finance — 2.2%
Discover Financial Services	899,400	52,336,086
Containers & Packaging — 1.2%
Packaging Corp. of America	396,213	27,881,509
Electronic Equipment, Instruments & Components — 1.4%
Avnet, Inc.	339,800	15,810,894
TE Connectivity Ltd.	283,200	17,051,472

		32,862,366
Energy Equipment & Services — 4.1%
Halliburton Co.	463,100	27,271,959

Common Stocks	Shares	Value
Energy Equipment & Services (concluded)
Oceaneering International, Inc.	208,500	$14,982,810
Schlumberger Ltd.	537,200	52,377,000

		94,631,769
Food & Staples Retailing — 2.9%
CVS Caremark Corp.	885,825	66,312,859
Safeway, Inc.	63,377	2,341,146

		68,654,005
Health Care Equipment & Supplies — 1.4%
Medtronic, Inc.	529,700	32,597,738
Health Care Providers & Services — 5.5%
Aetna, Inc.	466,000	34,936,020
McKesson Corp.	223,225	39,414,838
UnitedHealth Group, Inc.	351,800	28,844,082
Universal Health Services, Inc., Class B	288,150	23,648,471

		126,843,411
Household Durables — 1.0%
Whirlpool Corp.	155,280	23,208,149
Industrial Conglomerates — 3.1%
3M Co.	470,475	63,824,639
General Electric Co.	347,650	9,000,659

		72,825,298
Insurance — 5.3%
Allied World Assurance Co. Holdings AG (a)	58,800	6,067,572
American Financial Group, Inc.	99,300	5,730,603
American International Group, Inc.	1,133,200	56,671,332
Genworth Financial, Inc., Class A (a)	1,309,400	23,215,662
The Travelers Cos., Inc.	371,200	31,589,120

		123,274,289
Internet Software & Services — 5.2%
AOL, Inc. (a)	263,600	11,537,772
Google, Inc., Class A (a)	72,315	80,595,791
VeriSign, Inc. (a)	365,100	19,682,541
Yahoo!, Inc. (a)	273,100	9,804,290

		121,620,394
IT Services — 3.7%
Cognizant Technology Solutions Corp., Class A (a)	404,600	20,476,806
MasterCard, Inc., Class A	720,500	53,821,350
Total System Services, Inc.	383,254	11,654,754

		85,952,910
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	574,800	32,142,816
Machinery — 2.8%
Ingersoll-Rand PLC	270,400	15,477,696

Portfolio Abbreviations
ADR American Depositary Receipts
S&P Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	51

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Kennametal, Inc.	155,400	$6,884,220
Oshkosh Corp.	117,200	6,899,564
Parker Hannifin Corp.	166,686	19,953,981
WABCO Holdings, Inc. (a)	141,200	14,905,072

		64,120,533
Media — 3.5%
Comcast Corp., Class A	1,258,100	62,930,162
Twenty-First Century Fox, Inc., Class A	574,076	18,353,210

		81,283,372
Metals & Mining — 0.4%
Vale SA — ADR	619,700	8,570,451
Multiline Retail — 0.7%
Macy’s, Inc.	263,800	15,640,702
Oil, Gas & Consumable Fuels — 5.9%
BP PLC — ADR	485,100	23,333,310
Chevron Corp.	53,355	6,344,443
Exxon Mobil Corp.	90,600	8,849,808
Marathon Petroleum Corp.	361,588	31,472,619
PBF Energy, Inc., Class A	464,807	11,992,020
Suncor Energy, Inc.	1,219,940	42,649,102
Tesoro Corp.	225,393	11,402,632

		136,043,934
Paper & Forest Products — 1.1%
Domtar Corp.	226,500	25,417,830
Pharmaceuticals — 6.4%
Eli Lilly & Co.	336,275	19,793,147
Johnson & Johnson	115,725	11,367,667
Merck & Co., Inc.	1,053,400	59,801,518
Pfizer, Inc.	1,810,375	58,149,245

		149,111,577
Road & Rail — 0.5%
Norfolk Southern Corp.	60,500	5,878,785
Union Pacific Corp.	31,000	5,817,460

		11,696,245

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.0%
Applied Materials, Inc.	1,134,580	$23,168,123
Software — 2.7%
Activision Blizzard, Inc.	386,500	7,900,060
Microsoft Corp.	359,950	14,754,351
Oracle Corp.	736,000	30,109,760
Symantec Corp.	454,300	9,072,371

		61,836,542
Specialty Retail — 3.7%
Lowe’s Cos., Inc.	1,182,700	57,834,030
Ross Stores, Inc.	404,700	28,956,285

		86,790,315
Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	79,450	42,643,993
EMC Corp.	1,576,800	43,220,088
NetApp, Inc.	376,872	13,906,577
Western Digital Corp.	274,290	25,185,308

		124,955,966
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)	185,000	4,987,600
Total Long-Term Investments (Cost — $1,646,784,237) — 99.4%		2,308,207,509

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	14,558,287	14,558,287
Total Short-Term Securities (Cost — $14,558,287) — 0.6%		14,558,287
Total Investments (Cost — $1,661,342,524*) — 100.0%		2,322,765,796
Other Assets Less Liabilities — 0.0%		646,192

Net Assets — 100.0%		$2,323,411,988

Notes to Schedule of Investments

*	As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,664,181,654

Gross unrealized appreciation	$675,619,850
Gross unrealized depreciation	(17,035,708)

Net unrealized appreciation	$658,584,142

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Portfolio during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,573,194	(33,014,907)	14,558,287	$6,318
BlackRock Liquidity Series, LLC, Money Market Series	$18,691,623	$(18,691,623)	—	$4,828

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,308,207,509	—	—	$2,308,207,509
Short-Term Securities	14,558,287	—	—	14,558,287
Total	$2,322,765,796	—	—	$2,322,765,796

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	53

Schedule of Investments March 31, 2014 (Unaudited)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
The Boeing Co.	137,675	$17,276,836
Rockwell Collins, Inc.	103,500	8,245,845

		25,522,681
Airlines — 2.3%
Delta Air Lines, Inc.	263,600	9,133,740
United Continental Holdings, Inc. (a)	406,502	18,142,184

		27,275,924
Auto Components — 1.1%
BorgWarner, Inc.	222,500	13,677,075
Banks — 2.1%
U.S. Bancorp	588,500	25,223,110
Beverages — 1.3%
The Coca-Cola Co.	390,600	15,100,596
Biotechnology — 3.8%
Amgen, Inc.	187,900	23,175,586
Biogen Idec, Inc. (a)	74,770	22,869,900

		46,045,486
Chemicals — 2.8%
CF Industries Holdings, Inc.	18,250	4,756,680
The Dow Chemical Co. (b)	133,900	6,506,201
PPG Industries, Inc.	113,975	22,049,603

		33,312,484
Communications Equipment — 0.5%
QUALCOMM, Inc.	81,200	6,403,432
Consumer Finance — 2.1%
Discover Financial Services	432,125	25,145,354
Containers & Packaging — 2.0%
Packaging Corp. of America	342,910	24,130,577
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	146,900	8,844,849
Energy Equipment & Services — 5.2%
Halliburton Co.	252,500	14,869,725
Oceaneering International, Inc.	179,950	12,931,207
Schlumberger Ltd.	354,100	34,524,750

		62,325,682
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	383,300	28,693,838
Safeway, Inc.	62,308	2,301,657

		30,995,495
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories	291,050	11,208,335
Health Care Providers & Services — 4.9%
Aetna, Inc.	263,700	19,769,589
McKesson Corp.	127,450	22,503,847
Universal Health Services, Inc., Class B	197,966	16,247,070

		58,520,506
Hotels, Restaurants & Leisure — 0.5%
Hyatt Hotels Corp., Class A (a)	106,500	5,730,765
Household Durables — 0.9%
Whirlpool Corp.	74,800	11,179,608
Industrial Conglomerates — 2.9%
3M Co.	256,375	34,779,833
Insurance — 1.2%
The Travelers Cos., Inc.	166,250	14,147,875

Common Stocks	Shares	Value
Internet Software & Services — 6.1%
Google, Inc., Class A (a)	53,695	$59,843,614
VeriSign, Inc. (a)	194,400	10,480,104
Yahoo!, Inc. (a)	82,500	2,961,750

		73,285,468
IT Services — 8.3%
Alliance Data Systems Corp. (a)	96,625	26,325,481
Cognizant Technology Solutions Corp., Class A (a)	277,200	14,029,092
DST Systems, Inc.	137,550	13,038,365
MasterCard, Inc., Class A	428,200	31,986,540
Total System Services, Inc.	193,548	5,885,795
Visa, Inc., Class A	35,800	7,727,788

		98,993,061
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	342,050	19,127,436
Machinery — 3.9%
Cummins, Inc.	87,100	12,977,029
Ingersoll-Rand PLC	183,200	10,486,368
Parker Hannifin Corp.	110,377	13,213,231
WABCO Holdings, Inc. (a)	99,300	10,482,108

		47,158,736
Media — 5.4%
Comcast Corp., Class A	757,600	37,895,152
Twenty-First Century Fox, Inc., Class A	336,722	10,765,002
The Walt Disney Co.	202,700	16,230,189

		64,890,343
Oil, Gas & Consumable Fuels — 2.8%
Marathon Petroleum Corp.	76,500	6,658,560
PBF Energy, Inc., Class A	148,104	3,821,083
Suncor Energy, Inc.	647,865	22,649,360

		33,129,003
Paper & Forest Products — 0.6%
International Paper Co.	168,825	7,745,691
Pharmaceuticals — 2.8%
Actavis PLC (a)	51,764	10,655,619
Eli Lilly & Co.	162,650	9,573,579
Merck & Co., Inc.	229,600	13,034,392

		33,263,590
Road & Rail — 0.5%
Norfolk Southern Corp.	30,900	3,002,553
Union Pacific Corp.	15,800	2,965,028

		5,967,581
Semiconductors & Semiconductor Equipment — 0.7%
Applied Materials, Inc.	385,800	7,878,036
Software — 6.9%
Microsoft Corp.	1,104,350	45,267,307
Oracle Corp.	737,700	30,179,307
Symantec Corp.	354,700	7,083,359

		82,529,973
Specialty Retail — 6.2%
The Home Depot, Inc.	67,300	5,325,449
Lowe’s Cos., Inc.	595,000	29,095,500
Ross Stores, Inc.	212,300	15,190,065
TJX Cos., Inc.	405,105	24,569,618

		74,180,632

See Notes to Financial Statements.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Schedule of Investments (continued)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	70,075	$37,612,055
EMC Corp.	909,200	24,921,172
NetApp, Inc.	250,304	9,236,218

		71,769,445
Textiles, Apparel & Luxury Goods — 0.6%
VF Corp.	110,000	6,806,800
Tobacco — 1.0%
Philip Morris International, Inc.	151,400	12,395,118
Trading Companies & Distributors — 0.3%
MRC Global, Inc. (a)	135,196	3,644,884
Total Long-Term Investments (Cost — $808,808,944) — 93.6%		1,122,335,464

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	57,958,436	$57,958,436
Total Short-Term Securities (Cost — $57,958,436) — 4.8%		57,958,436
Total Investments (Cost — $866,767,380*) — 98.4%		1,180,293,900
Other Assets Less Liabilities — 1.6%		18,702,698

Net Assets — 100.0%		$1,198,996,598

Notes to Schedule of Investments

*	As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$867,690,265

Gross unrealized appreciation	$318,251,464
Gross unrealized depreciation	(5,647,829)

Net unrealized appreciation	$312,603,635

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(c)	Investments in issuers considered to be an affiliate of the Portfolio during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,806,801	45,151,635	57,958,436	$8,241
BlackRock Liquidity Series, LLC, Money Market Series	$13,291,349	$(13,291,349)	—	$11,405

(d)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
344	S&P 500 E-Mini Futures	Chicago Mercantile	June 2014	$32,069,400	$540,874

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	55

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,122,335,464	—	—	$1,122,335,464
Short-Term Securities	57,958,436	—	—	57,958,436
Total	$1,180,293,900	—	—	$1,180,293,900

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$540,874	—	—	$540,874
[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.1%
The Boeing Co.	42,400	$5,320,776
Raytheon Co.	126,550	12,501,875
Rockwell Collins, Inc.	48,400	3,856,028

		21,678,679
Airlines — 2.2%
Delta Air Lines, Inc.	230,500	7,986,825
United Continental Holdings, Inc. (a)	339,092	15,133,676

		23,120,501
Auto Components — 1.8%
TRW Automotive Holdings Corp. (a)	229,222	18,709,100
Banks — 16.9%
Bank of America Corp.	2,443,358	42,025,757
Citigroup, Inc.	701,826	33,406,917
JPMorgan Chase & Co.	799,465	48,535,520
SunTrust Banks, Inc.	413,400	16,449,186
U.S. Bancorp	727,175	31,166,721
Wells Fargo & Co.	84,625	4,209,247

		175,793,348
Capital Markets — 1.9%
The Goldman Sachs Group, Inc.	120,808	19,794,391
Chemicals — 1.3%
Cabot Corp.	79,244	4,680,151
The Dow Chemical Co.	176,100	8,556,699

		13,236,850
Commercial Services & Supplies — 1.0%
Tyco International Ltd.	256,025	10,855,460
Communications Equipment — 3.0%
Brocade Communications Systems, Inc. (a)	503,600	5,343,196
Cisco Systems, Inc.	1,148,500	25,737,885

		31,081,081
Consumer Finance — 2.4%
Discover Financial Services	431,680	25,119,459
Containers & Packaging — 0.4%
Packaging Corp. of America	63,100	4,440,347
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	46,700	5,836,099
Diversified Telecommunication Services — 0.4%
AT&T Inc.	118,550	4,157,549
Electronic Equipment, Instruments & Components — 1.5%
Avnet, Inc.	185,400	8,626,662
TE Connectivity Ltd.	117,900	7,098,759

		15,725,421
Energy Equipment & Services — 0.9%
Halliburton Co.	153,800	9,057,282
Food & Staples Retailing — 3.3%
CVS Caremark Corp.	443,300	33,185,438
Safeway, Inc.	31,987	1,181,600

		34,367,038
Health Care Equipment & Supplies — 1.8%
Medtronic, Inc.	298,300	18,357,382
Health Care Providers & Services — 4.3%
Aetna, Inc.	219,400	16,448,418
UnitedHealth Group, Inc.	218,300	17,898,417
Universal Health Services, Inc., Class B	131,448	10,787,937

		45,134,772

Common Stocks	Shares	Value
Household Durables — 1.0%
Whirlpool Corp.	73,100	$10,925,526
Household Products — 0.6%
The Procter & Gamble Co.	78,400	6,319,040
Industrial Conglomerates — 3.6%
3M Co.	168,075	22,801,055
General Electric Co.	565,675	14,645,326

		37,446,381
Insurance — 9.0%
Allied World Assurance Co. Holdings AG	58,600	6,046,934
American Financial Group, Inc.	137,325	7,925,026
American International Group, Inc.	577,100	28,860,771
The Chubb Corp.	208,915	18,656,109
Genworth Financial, Inc., Class A (a)	552,700	9,799,371
HCC Insurance Holdings, Inc.	71,900	3,270,731
The Travelers Cos., Inc.	229,640	19,542,364

		94,101,306
Internet Software & Services — 1.1%
AOL, Inc. (a)	127,600	5,585,052
Yahoo!, Inc. (a)	171,500	6,156,850

		11,741,902
IT Services — 1.2%
DST Systems, Inc.	80,300	7,611,637
Total System Services, Inc.	170,376	5,181,134

		12,792,771
Machinery — 2.9%
Ingersoll-Rand PLC	221,790	12,695,260
Kennametal, Inc.	69,900	3,096,570
Oshkosh Corp.	63,525	3,739,717
Parker Hannifin Corp.	85,012	10,176,786

		29,708,333
Media — 3.0%
Comcast Corp., Class A	480,200	24,019,604
Twenty-First Century Fox, Inc., Class A	209,505	6,697,875

		30,717,479
Metals & Mining — 0.4%
Vale SA — ADR	282,700	3,909,741
Multiline Retail — 0.8%
Macy’s, Inc.	136,800	8,110,872
Oil, Gas & Consumable Fuels — 10.7%
BP PLC — ADR	289,100	13,905,710
Chevron Corp.	138,285	16,443,469
Exxon Mobil Corp.	302,625	29,560,410
Marathon Petroleum Corp.	212,040	18,455,962
PBF Energy, Inc., Class A	225,319	5,813,230
Suncor Energy, Inc.	599,390	20,954,674
Tesoro Corp.	114,627	5,798,980

		110,932,435
Paper & Forest Products — 2.6%
Domtar Corp.	142,300	15,968,906
International Paper Co.	233,230	10,700,592

		26,669,498
Pharmaceuticals — 9.0%
Eli Lilly & Co.	194,275	11,435,027
Johnson & Johnson	72,700	7,141,321
Merck & Co., Inc.	643,790	36,547,958

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	57

Schedule of Investments (continued)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Pfizer, Inc.	1,202,325	$38,618,679

		93,742,985
Road & Rail — 0.2%
Norfolk Southern Corp.	27,000	2,623,590
Semiconductors & Semiconductor Equipment — 1.0%
Applied Materials, Inc.	487,840	9,961,693
Software — 1.3%
Activision Blizzard, Inc.	194,900	3,983,756
Oracle Corp.	134,940	5,520,395
Symantec Corp.	188,100	3,756,357

		13,260,508
Specialty Retail — 2.1%
Lowe’s Cos., Inc.	443,000	21,662,700
Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	10,100	5,421,074
EMC Corp.	537,900	14,743,839
Western Digital Corp.	135,990	12,486,602

		32,651,515
Total Long-Term Investments (Cost — $736,393,499) — 99.4%		1,033,743,034

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	5,854,898	$5,854,898
Total Short-Term Securities (Cost — $5,854,898) — 0.6%		5,854,898
Total Investments (Cost — $742,248,397*) — 100.0%		1,039,597,932
Other Assets Less Liabilities — 0.0%		81,996

Net Assets — 100.0%		$1,039,679,928

Notes to Schedule of Investments

*	As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$764,879,515

Gross unrealized appreciation	$282,245,908
Gross unrealized depreciation	(7,527,491)

Net unrealized appreciation	$274,718,417

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Portfolio during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,755,119	(1,900,221)	5,854,898	$6,042
BlackRock Liquidity Series, LLC, Money Market Series	$5,175,835	$(5,175,835)	—	$990

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
16	S&P 500 E-Mini Futures	Chicago Mercantile	June 2014	$1,491,600	$25,157

See Notes to Financial Statements.

58	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,033,743,034	—	—	$1,033,743,034
Short-Term Securities	5,854,898	—	—	5,854,898
Total	$1,039,597,932	—	—	$1,039,597,932

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$25,157	—	—	$25,157
[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Portfolio’s assets approximates fair value for financial statement purposes. As of March 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$13,520	—	—	$13,520
Cash pledged for financial futures contracts	78,000	—	—	78,000
Total	$91,520	—	—	$91,520

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	59

Statements of Assets and Liabilities	Master Large Cap Series LLC

March 31, 2014 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets
Investments at value — unaffiliated[1]	$2,308,207,509	$1,122,335,464	$1,033,743,034
Investments at value — affiliated[2]	14,558,287	57,958,436	5,854,898
Cash	—	—	13,520
Cash pledged for financial futures contracts	—	—	78,000
Variation margin receivable on financial futures contracts	—	240,800	11,200
Contributions receivable from investors	1,412,584	19,183,331	1,284,079
Dividends receivable — unaffiliated	2,343,491	1,173,889	1,295,561
Dividends receivable — affiliated	1,426	1,640	509
Prepaid expenses	18,173	5,924	12,511

Total assets	2,326,541,470	1,200,899,484	1,042,293,312

Liabilities
Investments purchased payable	—	—	13,420
Withdrawals payable to investors	2,077,875	1,331,579	2,080,413
Investment advisory fees payable	926,116	498,072	438,275
Directors’ fees payable	16,852	6,857	8,895
Other affiliates payable	5,734	2,236	2,549
Other accrued expenses payable	102,905	64,142	69,832

Total liabilities	3,129,482	1,902,886	2,613,384

Net Assets	$2,323,411,988	$1,198,996,598	$1,039,679,928

Net Assets Consist of
Investors’ capital	$1,661,988,716	$884,929,204	$742,305,236
Net unrealized appreciation/depreciation	661,423,272	314,067,394	297,374,692

Net Assets	$2,323,411,988	$1,198,996,598	$1,039,679,928

[1] Investments at cost — unaffiliated	$1,646,784,237	$808,808,944	$736,393,499
[2] Investments at cost — affiliated	$14,558,287	$57,958,436	$5,854,898

See Notes to Financial Statements.

60	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Statements of Operations	Master Large Cap Series LLC

Six Months Ended March 31, 2014 (Unaudited)	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Investment Income
Dividends — unaffiliated	$18,147,918	$8,256,193	$9,791,137
Other income — affiliated	159,387	86,748	88,482
Foreign taxes withheld	(95,431)	(45,399)	(46,691)
Dividends — affiliated	6,318	8,241	6,042
Securities lending — affiliated — net	4,828	11,405	990

Total income	18,223,020	8,317,188	9,839,960

Expenses
Investment advisory	5,469,662	2,800,950	2,555,790
Accounting services	211,440	114,229	113,183
Professional	36,427	30,632	30,281
Directors	35,111	16,384	15,787
Custodian	30,505	17,410	16,727
Printing	2,530	1,366	1,579
Miscellaneous	20,296	10,120	15,925

Total expenses	5,805,971	2,991,091	2,749,272
Less fees waived by Manager	(12,069)	(14,859)	(9,380)
Less fees paid indirectly	—	(114)	—

Total expenses after fees waived and paid indirectly	5,793,902	2,976,118	2,739,892

Net investment income	12,429,118	5,341,070	7,100,068

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	172,417,389	45,539,570	46,997,391
Financial futures contracts	—	846,043	(102,878)

	172,417,389	46,385,613	46,894,513

Net change in unrealized appreciation/depreciation on:
Investments	134,670,655	97,936,843	80,107,348
Financial futures contracts	—	540,874	25,157

	134,670,655	98,477,717	80,132,505

Total realized and unrealized gain	307,088,044	144,863,330	127,027,018

Net Increase in Net Assets Resulting from Operations	$319,517,162	$150,204,400	$134,127,086

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	61

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$12,429,118	$29,505,366	$5,341,070	$11,876,965
Net realized gain	172,417,389	284,648,685	46,385,613	88,757,775
Net change in unrealized appreciation/depreciation	134,670,655	106,688,133	98,477,717	43,418,789

Net increase in net assets resulting from operations	319,517,162	420,842,184	150,204,400	144,053,529

Capital Transactions
Proceeds from contributions	63,665,441	195,011,707	249,127,386	279,421,776
Value of withdrawals	(368,667,010)	(625,808,249)	(205,343,511)	(332,098,730)

Net increase (decrease) in net assets derived from capital transactions	(305,001,569)	(430,796,542)	43,783,875	(52,676,954)

Net Assets
Total increase (decrease) in net assets	14,515,593	(9,954,358)	193,988,275	91,376,575
Beginning of period	2,308,896,395	2,318,850,753	1,005,008,323	913,631,748

End of period	$2,323,411,988	$2,308,896,395	$1,198,996,598	$1,005,008,323

			Master Large Cap Value Portfolio
Increase (Decrease) in Net Assets:			Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income			$7,100,068	$15,996,574
Net realized gain			46,894,513	121,256,722
Net change in unrealized appreciation/depreciation			80,132,505	71,842,498

Net increase in net assets resulting from operations			134,127,086	209,095,794

Capital Transactions
Proceeds from contributions			112,770,912	154,966,835
Value of withdrawals			(162,764,899)	(472,339,324)

Net decrease in net assets derived from capital transactions			(49,993,987)	(317,372,489)

Net Assets
Total increase (decrease) in net assets			84,133,099	(108,276,695)
Beginning of period			955,546,829	1,063,823,524

End of period			$1,039,679,928	$955,546,829

See Notes to Financial Statements.

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Total Investment Return
Total investment return	14.61%[1]	20.39%	29.97%	(1.61)%	6.16%	12.63%[1,2]	(38.84)%

Ratios to Average Net Assets
Total expenses	0.50%[3]	0.50%	0.50%	0.49%	0.49%	0.50%[3]	0.50%

Net investment income	1.07%[3]	1.29%	1.67%	1.13%	1.11%	1.56%[3]	0.93%

Supplemental Data
Net assets, end of period (000)	$2,323,412	$2,308,896	$2,318,851	$2,306,714	$3,209,486	$3,946,322	$2,843,515

Portfolio turnover	15%	50%	128%	129%	173%	168%	109%

	Master Large Cap Growth Portfolio
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Total Investment Return
Total investment return	14.83%[1]	15.76%	31.61%	0.72%	7.68%	20.49%[1,4]	(37.96)%

Ratios to Average Net Assets
Total expenses	0.53%[3]	0.54%	0.55%	0.54%	0.56%	0.57%[3]	0.56%

Net investment income	0.95%[3]	1.25%	1.61%	0.93%	0.73%	0.81%[3]	0.54%

Supplemental Data
Net assets, end of period (000)	$1,198,997	$1,005,008	$913,632	$995,279	$671,834	$733,888	$665,963

Portfolio turnover	20%	54%	132%	169%	232%	242%	144%

	Master Large Cap Value Portfolio
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008
		2013	2012	2011	2010
Total Investment Return
Total investment return	14.18%[1]	22.80%	25.26%	(4.34)%	4.36%	9.03%[1,5]	(36.54)%

Ratios to Average Net Assets
Total expenses	0.54%[3]	0.54%	0.54%	0.54%	0.53%	0.54%[3]	0.51%

Net investment income	1.39%[3]	1.58%	1.71%	1.28%	1.35%	1.88%[3]	1.22%

Supplemental Data
Net assets, end of period (000)	$1,039,680	$955,547	$1,063,824	$1,331,102	$2,173,142	$2,645,858	$3,063,116

Portfolio turnover	13%	40%	147%	156%	183%	151%	108%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

[4]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 20.23%.

[5]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 8.61%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	63

Notes to Financial Statements (Unaudited)	Master Large Cap Series LLC

1. Organization:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Portfolios value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolios’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes,

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	Master Large Cap Series LLC

whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Portfolios may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolios may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: Each Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of

Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. During the term of the loan, each Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolios can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. The Portfolios could suffer a loss if the value of an investment purchased with cash collateral falls below the

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge, or protect, their exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Portfolios purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Portfolios as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Portfolios’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
		Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$540,874	$25,157

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014
	Net Realized Gain (Loss) From
	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Equity contracts:
Financial futures contracts	$846,043	$(102,878)

	Net Change in Unrealized Appreciation/ Depreciation on
	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Equity contracts:
Financial futures contracts	$540,874	$25,157

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Financial futures contracts:
Average number of contracts purchased	343	127
Average notional value of contracts purchased	$31,775,250	$11,699,750

66	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, each Portfolio pays the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Master Large Cap Core Portfolio

Average Daily Net Assets	Rate
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

Master Large Cap Growth Portfolio

Average Daily Net Assets	Rate
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%

Master Large Cap Value Portfolio

Average Daily Net Assets	Rate
Not exceeding $3 Billion	0.50%
In excess of $3 Billion	0.45%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Portfolio’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2014, the amounts waived were as follows:

Master Large Cap Core Portfolio	$12,069
Master Large Cap Growth Portfolio	$14,859
Master Large Cap Value Portfolio	$9,380

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager, with respect to each Portfolio. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Portfolio to the Manager.

For the six months ended March 31, 2014, the Portfolios reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Large Cap Core Portfolio	$12,036
Master Large Cap Growth Portfolio	$5,213
Master Large Cap Value Portfolio	$5,217

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	67

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

Pursuant to a securities lending agreement effective February 1, 2014, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Portfolio retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Portfolio is shown as securities lending – affiliated – net in the Statements of Operations. For the six months ended March 31, 2014, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Large Cap Core Portfolio	$2,570
Master Large Cap Growth Portfolio	$6,133
Master Large Cap Value Portfolio	$529

The Portfolios recorded a payment from an affiliate to compensate for foregone securities lending revenue which is shown as other income –affiliated in the Statements of Operations. The amounts recorded were as follows:

Master Large Cap Core Portfolio	$159,387
Master Large Cap Growth Portfolio	$86,748
Master Large Cap Value Portfolio	$88,482

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
Master Large Cap Core Portfolio	$343,715,364	$600,582,627
Master Large Cap Growth Portfolio	$215,605,761	$226,484,288
Master Large Cap Value Portfolio	$129,814,189	$171,441,173

7. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Portfolios may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

As of March 31, 2014, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio invested a significant portion of their assets in securities in the Information Technology sector and Master Large Cap Core Portfolio and Master Large Cap Value Portfolio invested a significant portion of their assets in securities in the Financials sector. Changes in economic conditions affecting the Information Technology and Financials sectors would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Portfolios became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Participating Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

68	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Officers and Directors

Robert W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Martina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	69

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Feeder Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Feeder Funds/Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds’/Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Feeder Funds’/ Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Feeder Funds/ Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Feeder Funds/Portfolios voted proxies relating to securities held in the Feeder Funds’/Portfolios’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

70	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014	71

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

  2015

  2017

  2019

  2021

  2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

72	BLACKROCK LARGE CAP SERIES FUNDS, INC.	MARCH 31, 2014

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/14-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014

Investment Objective

BlackRock Large Cap Core Plus Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the Russell 1000® Index.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•

Positive performance in the long segment of the Fund outweighed negative results in the short segment for the period. In the long segment of the Fund, relative performance was supported by stock selection in several areas, most notably in the health care, consumer staples, materials, industrials and energy sectors.

•

An overweight to health care and the selection of stocks within the sector had a positive impact on results, particularly within health care providers & services, where U.S. drug distributor McKesson Corp. was a standout. The company’s shares advanced following a solid earnings report and positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics (i.e., high profit margins) for generic drug distribution.

•

An overweight position in drug-store retailer CVS Caremark Corp. provided the largest contribution to the Fund’s outperformance in consumer staples. The company’s shares surged due to a strong earnings report and the outlook for continued solid execution. The stock also got a boost following the company’s analyst day, as updated long-term financial targets proved better than expected.

•

Pulp & paper company Domtar Corp. was the Fund’s leading position in the materials sector. The stock moved higher as capacity reductions have led to a more favorable pricing environment for uncoated free-sheet producers.

•

Stock selection in the industrials sector had a positive impact as well, most notably within airlines. United Continental Holdings, Inc. was the Fund’s overall top-performing holding for the period. The stock performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American and US Airways, which will lead to further consolidation of the US airline industry. Company management also held an investor day where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth.

•

In energy, the Fund’s refiner holdings, particularly Marathon Petroleum Corp., enjoyed strength on a broad improvement in oil price differentials (i.e., between U.S. crude oils and global benchmarks) as North American oil production remained vibrant and infrastructure capacity remained tight. Refining holdings also benefited from continued cash returns to shareholders in the form of opportunistic share repurchases and dividend increases.

•

The Fund’s short positions detracted from performance as the underlying stocks outperformed the benchmark index on average. Most detrimental were short positions on names in the biotechnology (health care) and metals & mining (materials) industries.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased long exposure to the IT sector, specifically within the internet software & services industry. The Fund also added to banks within financials and health care providers & services within the health care sector. The Fund reduced long exposure to energy, particularly within the oil, gas & consumable fuels space. The Fund’s weighting in consumer discretionary was decreased, notably in the specialty retail industry. The Fund also trimmed exposure within industrials, largely in construction & engineering names.

•	With respect to short positions, the Fund increased short exposures in health care and financials and reduced short exposures within industrials and materials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the long segment of the Fund ended the period with its largest sector overweights in IT and financials, while consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]	This unmanaged index measures the performance of the large cap segment of the U.S. equity universe, representing approximately 92% of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.70%	20.46%	N/A	18.51%	N/A	6.09%	N/A
Investor A	13.58	20.12	13.81%	18.16	16.89%	5.78	4.88%
Investor C	13.14	19.17	18.17	17.31	17.31	5.02	5.02
Russell 1000® Index	12.48	22.41	N/A	21.73	N/A	6.80	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Including Dividend Expense, Stock Loan Fees and Interest Expense[7]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,137.00	$10.87	$7.35	$1,000.00	$1,014.76	$10.25	$1,018.05	$6.94
Investor A	$1,000.00	$1,135.80	$12.30	$8.79	$1,000.00	$1,013.41	$11.60	$1,016.70	$8.30
Investor C	$1,000.00	$1,131.40	$16.21	$12.70	$1,000.00	$1,009.72	$15.28	$1,013.01	$11.99

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.04% for Institutional, 2.31% for Investor A, and 3.05% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.65% for Investor A, and 2.39% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving and/or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charge and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Fund Information as of March 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
JPMorgan Chase & Co.	3
Bank of America Corp.	3
U.S. Bancorp	3
CVS Caremark Corp.	2
3M Co.	2
Merck & Co., Inc.	2
Comcast Corp., Class A	2
Pfizer, Inc.	2
Citigroup, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	24%
Financials	21
Health Care	15
Industrials	11
Consumer Discretionary	11
Energy	10
Materials	5
Consumer Staples	3

Ten Largest Investments Sold Short	Percent of Investments Sold Short

Cheniere Energy, Inc.	1%
Nuance Communications, Inc.	1
Allegheny Technologies, Inc.	1
Harsco Corp.	1
Ulta Salon Cosmetics & Fragrance, Inc.	1
NRG Energy, Inc.	1
Energen Corp.	1
Laredo Petroleum, Inc.	1
Ariad Pharmaceuticals, Inc.	1
Kosmos Energy Ltd.	1

Sector Allocation	Percent of Investments Sold Short

Energy	21%
Information Technology	20
Financials	15
Health Care	12
Consumer Discretionary	9
Industrials	8
Utilities	8
Materials	6
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	7

Schedule of Investments March 31, 2014 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
The Boeing Co.	3,040	$381,490
Rockwell Collins, Inc.	2,970	236,620

		618,110
Airlines — 2.9%
Delta Air Lines, Inc.	12,830	444,559
United Continental Holdings, Inc. (a)(b)	19,290	860,913

		1,305,472
Auto Components — 3.4%
BorgWarner, Inc.	9,230	567,368
TRW Automotive Holdings Corp. (a)	11,380	928,836

		1,496,204
Banks — 15.9%
Bank of America Corp.	84,837	1,459,196
Citigroup, Inc. (b)	27,850	1,325,660
JPMorgan Chase & Co. (b)	31,493	1,911,940
SunTrust Banks, Inc.	23,520	935,861
U.S. Bancorp (b)	33,840	1,450,382

		7,083,039
Biotechnology — 3.2%
Amgen, Inc.	4,180	515,561
Biogen Idec, Inc. (a)	2,970	908,434

		1,423,995
Capital Markets — 1.4%
The Goldman Sachs Group, Inc. (b)	3,800	622,630
Chemicals — 2.4%
Cabot Corp.	7,344	433,737
The Dow Chemical Co.	6,700	325,553
PPG Industries, Inc.	1,730	334,686

		1,093,976
Commercial Services & Supplies — 0.9%
Tyco International Ltd.	9,410	398,984
Communications Equipment — 3.5%
Brocade Communications Systems, Inc. (a)	54,800	581,428
Cisco Systems, Inc.	43,390	972,370

		1,553,798
Consumer Finance — 2.8%
Discover Financial Services (b)	21,370	1,243,520
Containers & Packaging — 1.8%
Packaging Corp. of America	11,166	785,751
Electronic Equipment, Instruments & Components — 2.8%
Avnet, Inc.	10,570	491,822
Knowles Corp. (a)	1,800	56,826
TE Connectivity Ltd.	11,820	711,682

		1,260,330

Common Stocks	Shares	Value
Energy Equipment & Services — 5.1%
Halliburton Co.	10,990	$647,201
Oceaneering International, Inc.	4,760	342,054
Schlumberger Ltd.	13,230	1,289,925

		2,279,180
Food & Staples Retailing — 3.3%
CVS Caremark Corp. (b)	19,030	1,424,586
Safeway, Inc.	1,566	57,848

		1,482,434
Health Care Equipment & Supplies — 1.7%
Medtronic, Inc.	12,360	760,634
Health Care Providers & Services — 7.1%
Aetna, Inc.	11,590	868,902
McKesson Corp.	5,490	969,369
UnitedHealth Group, Inc.	8,590	704,294
Universal Health Services, Inc., Class B	7,828	642,444

		3,185,009
Household Durables — 1.3%
Whirlpool Corp.	3,870	578,410
Industrial Conglomerates — 3.2%
3M Co.	10,470	1,420,360
Insurance — 7.6%
Allied World Assurance Co. Holdings AG	5,020	518,014
American Financial Group, Inc. (b)	9,860	569,021
American International Group, Inc.	21,470	1,073,715
Genworth Financial, Inc., Class A (a)	32,560	577,289
The Travelers Cos., Inc.	7,725	657,398

		3,395,437
Internet Software & Services — 6.8%
AOL, Inc. (a)	7,180	314,269
Google, Inc., Class A (a)(b)	1,799	2,005,004
VeriSign, Inc. (a)	9,100	490,581
Yahoo!, Inc. (a)	6,420	230,478

		3,040,332
IT Services — 6.8%
Cognizant Technology Solutions Corp., Class A (a)	10,150	513,691
DST Systems, Inc. (b)	10,095	956,905
MasterCard, Inc., Class A	17,390	1,299,033
Total System Services, Inc.	9,417	286,371

		3,056,000
Machinery — 4.5%
Dover Corp.	3,600	294,300
Ingersoll-Rand PLC	6,740	385,798
Kennametal, Inc.	3,930	174,099
Oshkosh Corp.	2,785	163,953

Portfolio Abbreviations
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Parker Hannifin Corp.	4,028	$482,192
WABCO Holdings, Inc. (a)	4,970	524,633

		2,024,975
Media — 4.0%
Comcast Corp., Class A	26,810	1,341,036
Twenty-First Century Fox, Inc., Class A	14,204	454,102

		1,795,138
Metals & Mining — 0.5%
Vale SA — ADR	15,420	213,259
Multiline Retail — 0.9%
Macy’s, Inc.	6,700	397,243
Oil, Gas & Consumable Fuels — 8.3%
BP PLC — ADR	11,970	575,757
Exxon Mobil Corp. (b)	2,235	218,315
Marathon Petroleum Corp.	8,850	770,304
PBF Energy, Inc., Class A	13,714	353,821
Suncor Energy, Inc.	29,575	1,033,942
Tesoro Corp. (b)	14,740	745,697

		3,697,836
Paper & Forest Products — 1.8%
Domtar Corp.	7,125	799,567
Pharmaceuticals — 7.2%
Eli Lilly & Co. (b)	7,715	454,105
Merck & Co., Inc. (b)	24,840	1,410,167
Pfizer, Inc. (b)	41,660	1,338,119

		3,202,391
Road & Rail — 0.7%
Norfolk Southern Corp.	1,530	148,670
Union Pacific Corp.	770	144,498

		293,168
Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	27,810	567,880
Software — 3.4%
Activision Blizzard, Inc.	8,430	172,309
Microsoft Corp. (b)	7,935	325,256
Oracle Corp.	18,150	742,516
Symantec Corp.	13,160	262,805

		1,502,886
Specialty Retail — 4.3%
Lowe’s Cos., Inc.	24,810	1,213,209
Ross Stores, Inc.	9,930	710,492

		1,923,701
Technology Hardware, Storage & Peripherals — 6.7%
Apple, Inc. (b)	1,799	965,595
EMC Corp.	38,220	1,047,610
NetApp, Inc.	9,311	343,576
Western Digital Corp.	6,800	624,376

		2,981,157

Common Stocks	Shares	Value
Trading Companies & Distributors — 0.4%
MRC Global, Inc. (a)	7,091	$191,173
Total Long-Term Investments (Cost — $42,118,430) — 129.3%		57,673,979

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	325,960	325,960
Total Short-Term Securities (Cost — $325,960) — 0.7%		325,960
Total Investments Before Investments Sold Short (Cost — $42,444,390) — 130.0%		57,999,939

Investments Sold Short
Automobiles — (0.3)%
Tesla Motors, Inc.	680	(141,746)
Biotechnology — (3.0)%
Alkermes PLC	3,440	(151,670)
Ariad Pharmaceuticals, Inc.	20,970	(169,018)
BioMarin Pharmaceutical, Inc.	2,070	(141,195)
Cubist Pharmaceuticals, Inc.	2,070	(151,420)
Incyte Corp. Ltd.	2,480	(132,730)
Medivation, Inc.	2,330	(149,982)
Seattle Genetics, Inc.	3,130	(142,603)
Theravance, Inc.	4,680	(144,799)
Vertex Pharmaceuticals, Inc.	2,020	(142,854)

		(1,326,271)
Building Products — (0.3)%
Armstrong World Industries, Inc.	2,910	(154,957)
Capital Markets — (0.4)%
Artisan Partners Asset Management, Inc., Class A	2,490	(159,982)
Commercial Services & Supplies — (0.4)%
Iron Mountain, Inc.	5,870	(161,836)
Communications Equipment — (0.4)%
JDS Uniphase Corp.	11,740	(164,360)
Construction Materials — (0.4)%
Eagle Materials, Inc.	1,850	(164,021)
Diversified Financial Services — (0.4)%
Interactive Brokers Group, Inc., Class A	7,230	(156,674)
Diversified Telecommunication Services — (0.4)%
TW Telecom, Inc.	5,330	(166,616)
Electric Utilities — (0.8)%
Northeast Utilities	3,700	(168,350)
Pepco Holdings, Inc.	8,180	(167,526)

		(335,876)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Electronic Equipment, Instruments & Components — (0.4)%
National Instruments Corp.	5,540	$(158,943)
Energy Equipment & Services — (1.1)%
Dresser-Rand Group, Inc.	2,870	(167,637)
McDermott International, Inc.	21,000	(164,220)
Seadrill Ltd.	4,670	(164,197)

		(496,054)
Health Care Providers & Services — (0.4)%
Tenet Healthcare Corp.	3,920	(167,815)
Independent Power and Renewable Electricity Producers — (0.4)%
NRG Energy, Inc.	5,460	(173,628)
Internet & Catalog Retail — (0.3)%
Groupon, Inc.	18,990	(148,882)
Internet Software & Services — (1.0)%
Equinix, Inc.	850	(157,114)
LinkedIn Corp., Class A	790	(146,103)
Rackspace Hosting, Inc.	4,440	(145,721)

		(448,938)
Life Sciences Tools & Services — (0.3)%
Bruker Corp.	6,800	(154,972)
Machinery — (0.7)%
Harsco Corp.	7,500	(175,725)
Navistar International Corp.	4,560	(154,447)

		(330,172)
Media — (0.3)%
DreamWorks Animation SKG, Inc., Class A	5,670	(150,538)
Metals & Mining — (1.4)%
Allegheny Technologies, Inc.	4,800	(180,864)
Newmont Mining Corp.	6,480	(151,891)
Royal Gold, Inc.	2,310	(144,652)
Tahoe Resources, Inc.	7,160	(151,434)

		(628,841)
Multiline Retail — (0.7)%
JC Penney Co., Inc.	18,250	(157,315)
Sears Holdings Corp.	3,480	(166,205)

		(323,520)
Multi-Utilities — (0.7)%
Dominion Resources, Inc.	2,360	(167,536)
Sempra Energy	1,720	(166,427)

		(333,963)
Oil, Gas & Consumable Fuels — (5.5)%
Cabot Oil & Gas Corp.	4,600	(155,848)
Cheniere Energy, Inc.	3,320	(183,762)
Cobalt International Energy, Inc.	9,170	(167,994)

Investments Sold Short	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
CONSOL Energy, Inc.	4,160	$(166,192)
Energen Corp.	2,110	(170,509)
Kinder Morgan, Inc.	5,150	(167,324)
Kosmos Energy Ltd.	15,330	(168,630)
Laredo Petroleum Holdings, Inc.	6,580	(170,159)
ONEOK, Inc.	2,770	(164,122)
Pioneer Natural Resources Co.	860	(160,940)
QEP Resources, Inc.	5,620	(165,453)
Range Resources Corp.	1,880	(155,984)
SandRidge Energy, Inc.	25,240	(154,974)
Spectra Energy Corp.	4,420	(163,275)
The Williams Cos., Inc.	3,940	(159,885)

		(2,475,051)
Real Estate Investment Trusts (REITs) — (3.2)%
Apartment Investment & Management Co., Class A	2,330	(70,413)
AvalonBay Communities, Inc.	550	(72,226)
Boston Properties, Inc.	630	(72,154)
Corporate Office Properties Trust	2,720	(72,461)
Crown Castle International Corp.	930	(68,615)
Essex Property Trust, Inc.	430	(73,121)
Federal Realty Investment Trust	630	(72,274)
Health Care REIT, Inc.	1,190	(70,924)
Healthcare Trust of America, Inc.	6,080	(69,251)
Kilroy Realty Corp.	1,220	(71,468)
Liberty Property Trust	1,910	(70,594)
Plum Creek Timber Co., Inc.	1,680	(70,627)
Rayonier, Inc.	1,540	(70,701)
Senior Housing Properties Trust	3,150	(70,781)
Tanger Factory Outlet Centers	2,030	(71,050)
Taubman Centers, Inc.	1,010	(71,498)
Ventas, Inc.	1,150	(69,656)
Vornado Realty Trust	730	(71,949)
Weyerhaeuser Co.	2,380	(69,853)
WP Carey, Inc.	1,120	(67,278)

		(1,416,894)
Real Estate Management & Development — (0.5)%
Forest City Enterprises, Inc., Class A	3,660	(69,906)
Realogy Holdings Corp.	1,500	(65,175)
The St. Joe Co.	3,830	(73,728)

		(208,809)
Road & Rail — (1.1)%
Genesee & Wyoming, Inc., Class A	1,630	(158,632)
Hertz Global Holdings, Inc.	6,170	(164,369)
Kansas City Southern	1,600	(163,296)

		(486,297)
Semiconductors & Semiconductor Equipment — (1.8)%
Advanced Micro Devices, Inc.	41,470	(166,295)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Atmel Corp.	20,070	$(167,785)
Cree, Inc.	2,770	(156,671)
Fairchild Semiconductor International, Inc.	11,900	(164,101)
Silicon Laboratories, Inc.	3,050	(159,362)

		(814,214)
Software — (2.1)%
Compuware Corp.	15,310	(160,755)
Concur Technologies, Inc.	1,460	(144,642)
Informatica Corp.	4,060	(153,387)
NetSuite, Inc.	1,560	(147,935)
Nuance Communications, Inc.	10,570	(181,487)
ServiceNow, Inc.	2,380	(142,610)

		(930,816)
Specialty Retail — (0.7)%
Cabela’s, Inc.	2,330	(152,638)

Investments Sold Short	Shares	Value
Specialty Retail (concluded)
Ulta Salon Cosmetics & Fragrance, Inc.	1,790	$(174,489)

		(327,127)
Technology Hardware, Storage & Peripherals — (0.3)%
Stratasys Ltd.	1,410	(149,587)
Textiles, Apparel & Luxury Goods — (0.4)%
PVH Corp.	1,320	(164,696)
Total Investments Sold Short (Proceeds — $12,742,044) — (30.1)%		(13,422,096)
Total Investments — 99.9%		44,577,843
Other Assets in Excess of Liabilities — 0.1%		27,725

Net Assets — 100.0%		$44,605,568

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with short sales.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Sold		Shares Held at March 31, 2014	Value at March 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	1,090,497	—	764,537	[1]	325,960	$325,960	$1,010	—
iShares Core S&P 500 ETF	1,600	4,900	6,500		—	—	$767	$(862)

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	11

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$57,673,979	—	—	$57,673,979
Short-Term Securities	325,960	—	—	325,960
Liabilities:
Investments:
Investments Sold Short[1]	(13,422,096)	—	—	(13,422,096)
Total	$44,577,843	—	—	$44,577,843

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of March 31, 2014, cash of $257,005 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Statement of Assets and Liabilities

March 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $42,118,430)	$57,673,979
Investments at value — affiliated (cost — $325,960)	325,960
Cash	257,005
Capital shares sold receivable	83,084
Dividends receivable	58,082
Receivable from Manager	1,921
Prepaid expenses	29,089

Total assets	58,429,120

Liabilities
Payable to broker for short sales	8,693
Investments sold short at value (proceeds — $12,742,044)	13,422,096
Investments purchased payable	257,005
Dividends on short sales payable	8,824
Interest expense payable	3,864
Capital shares redeemed payable	410
Investment advisory fees payable	39,663
Service and distribution fees payable	11,086
Officer’s and Directors’ fees payable	716
Other affiliates payable	583
Other accrued expenses payable	70,612

Total liabilities	13,823,552

Net Assets	$44,605,568

Net Assets Consist of
Paid-in capital	$34,333,249
Accumulated net investment loss	(139,758)
Accumulated net realized loss	(4,463,420)
Net unrealized appreciation/depreciation	14,875,497

Net Assets	$44,605,568

Net Asset Value
Institutional — Based on net assets of $18,207,976 and 1,282,898 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$14.19

Investor A — Based on net assets of $18,219,755 and 1,303,983 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$13.97

Investor C — Based on net assets of $8,177,837 and 608,890 shares outstanding, 400,000,000 shares authorized, $0.10 par value	$13.43

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	13

Statement of Operations

Six Months Ended March 31, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$448,413
Dividends — affiliated	1,777
Foreign taxes withheld	(1,723)

Total income	448,467

Expenses
Investment advisory	266,930
Service — Investor A	24,196
Service and distribution — Investor C	39,805
Professional	26,805
Registration	20,621
Transfer agent — Institutional	4,684
Transfer agent — Investor A	6,766
Transfer agent — Investor C	4,807
Printing	11,351
Accounting services	8,590
Custodian	6,463
Officer and Directors	2,042
Miscellaneous	8,433

Total expenses excluding dividend expense, stock loan fees and interest expense	431,493
Dividend expense	90,591
Stock loan fees	32,538
Interest expense	22,352

Total expenses	576,974
Less fees waived and/or reimbursed by Manager	(43,723)
Less transfer agent fees reimbursed — Institutional	(4,654)
Less transfer agent fees reimbursed — Investor A	(4,840)
Less transfer agent fees reimbursed — Investor C	(4,391)

Total expenses after fees waived and/or reimbursed	519,366

Net investment loss	(70,899)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,252,629
Short sales	(2,092,585)

160,044

Net change in unrealized appreciation/depreciation on:
Investments	5,297,993
Short sales	146,894

5,444,887

Total realized and unrealized gain	5,604,931

Net Increase in Net Assets Resulting from Operations	$5,534,032

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment loss	$(70,899)	$(93,626)
Net realized gain	160,044	2,613,439
Net change in unrealized appreciation/depreciation	5,444,887	3,142,199

Net increase in net assets resulting from operations	5,534,032	5,662,012

Dividends to Shareholders From
Net investment income:
Institutional	—	(7,054)[1]

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,225,962)	70,780

Net Assets
Total increase in net assets	4,308,070	5,725,738
Beginning of period	40,297,498	34,571,760

End of period	$44,605,568	$40,297,498

Distributions in excess of net investment income, end of period	$(139,758)	$(68,859)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	15

Statement of Cash Flows

Six Months Ended March 31, 2014 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$5,534,032
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in dividends receivable	(7,041)
Increase in receivable from Manager	(1,131)
Increase in prepaid expenses	(20,915)
Increase in investment advisory fees payable	1,928
Increase in service and distribution fees payable	1,468
Decrease in officer’s and Directors’ fees payable	(238)
Decrease in other accrued expenses payable	(14,458)
Increase in other affiliates payable	276
Increase in dividends on short sales payable	6,171
Increase in interest expense payable	338
Increase in payable to broker for short sales	2,534
Net realized gain on investments and short sales	(160,044)
Net unrealized gain on investments and short sales	(5,444,887)
Proceeds from investments sold short	17,990,043
Purchases to cover investments sold short	(19,217,845)
Purchases of long-term investments	(11,030,360)
Proceeds from sales of long-term investments	13,174,049
Net proceeds from sales of short-term securities	764,537

Cash provided by operating activities	1,578,457

Cash Used for Financing Activities
Proceeds from issuance of capital shares	4,633,374
Payments on redemption of capital shares	(5,953,348)
Decrease in bank overdrafts	(1,478)

Cash used for financing activities	(1,321,452)

Cash
Net increase in cash	257,005
Cash at beginning of period	—

Cash at end of period	$257,005

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense, dividend expense and stock loan fees	$145,143

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Financial Highlights

	Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.48	$10.58	$8.11	$7.98	$7.58	$6.98	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.01	0.03	(0.03)	0.05	0.06	(0.16)
Net realized and unrealized gain (loss)	1.71	1.90	2.44	0.16	0.51	0.54	(2.86)

Net increase (decrease) from investment operations	1.71	1.91	2.47	0.13	0.56	0.60	(3.02)

Dividends from net investment income	—	(0.01)[4]	—	—	(0.16)[4]	—	—

Net asset value, end of period	$14.19	$12.48	$10.58	$8.11	$7.98	$7.58	$6.98

Total Investment Return[5]
Based on net asset value	13.70%[6]	18.03%	30.46%	1.63%	7.46%	8.60%[6]	(30.20)%[6]

Ratios to Average Net Assets
Total expenses	2.29%[7]	2.41%	2.51%	2.56%	4.11%	3.81%[7]	4.14%[7]

Total expenses after fees waived and/or reimbursed	2.04%[7]	2.12%	2.25%	2.08%	1.50%	1.33%[7]	3.85%[7]

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.63%[7]	1.72%	1.86%	1.72%	0.91%	0.85%[7]	3.23%[7]

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.38%[7]	1.41%	1.50%	1.50%	0.66%	0.44%[7]	2.90%[7]

Net investment income (loss)	(0.02)%[7]	0.07%	0.29%	(0.29)%	0.66%	1.05%[7]	(2.04)%[7]

Supplemental Data
Net assets, end of period (000)	$18,208	$15,373	$12,050	$16,688	$2,700	$3,630	$14,672

Portfolio turnover	19%	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	17

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.30	$10.46	$8.04	$7.93	$7.55	$6.96	$10.00

Net investment income (loss)[2]	(0.02)	(0.03)	(0.00)[3]	(0.05)	0.02	0.07	(0.17)
Net realized and unrealized gain (loss)	1.69	1.87	2.42	0.16	0.51	0.52	(2.87)

Net increase (decrease) from investment operations	1.67	1.84	2.42	0.11	0.53	0.59	(3.04)

Dividends from net investment income	—	—	—	—	(0.15)[4]	—	—

Net asset value, end of period	$13.97	$12.30	$10.46	$8.04	$7.93	$7.55	$6.96

Total Investment Return[5]
Based on net asset value	13.58%[6]	17.59%	30.10%	1.39%	7.02%	8.48%[6]	(30.40)%[6]

Ratios to Average Net Assets
Total expenses	2.55%[7]	2.65%	2.79%	2.90%	4.37%	4.14%[7]	4.18%[7]

Total expenses after fees waived and/or reimbursed	2.31%[7]	2.42%	2.59%	2.36%	1.84%	1.26%[7]	4.14%[7]

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.90%[7]	2.02%	2.19%	2.00%	1.25%	0.76%[7]	3.51%[7]

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	1.65%[7]	1.71%	1.80%	1.79%	1.00%	0.33%[7]	3.18%[7]

Net investment income (loss)	(0.30)%[7]	(0.24)%	(0.02)%	(0.54)%	0.30%	1.16%[7]	(2.30)%[7]

Supplemental Data
Net assets, end of period (000)	$18,220	$17,792	$15,935	$10,749	$2,536	$2,798	$1,815

Portfolio turnover	19%	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,				Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008
		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$11.87	$10.16	$7.87	$7.82	$7.45	$6.91	$10.00

Net investment income (loss)[2]	(0.07)	(0.10)	(0.07)	(0.10)	(0.03)	0.03	(0.23)
Net realized and unrealized gain (loss)	1.63	1.81	2.36	0.15	0.50	0.51	(2.86)

Net increase (decrease) from investment operations	1.56	1.71	2.29	0.05	0.47	0.54	(3.09)

Dividends from net investment income	—	—	—	—	(0.10)[3]	—	—

Net asset value, end of period	$13.43	$11.87	$10.16	$7.87	$7.82	$7.45	$6.91

Total Investment Return[4]
Based on net asset value	13.14%[5]	16.83%	29.10%	0.64%	6.29%	7.81%[5]	(30.90)%[5]

Ratios to Average Net Assets
Total expenses	3.35%[6]	3.46%	3.57%	3.83%	5.14%	4.88%[6]	4.46%[6]

Total expenses after fees waived and/or reimbursed	3.05%[6]	3.14%	3.28%	3.04%	2.54%	1.99%[6]	4.43%[6]

Total expenses after fees waived and/or reimbursed and excluding dividend expense	2.64%[6]	2.74%	2.88%	2.70%	1.95%	1.50%[6]	4.23%[6]

Total expenses after fees waived and/or reimbursed and excluding dividend expense, stock loan fees and interest expense	2.39%[6]	2.43%	2.50%	2.50%	1.70%	1.07%[6]	3.90%[6]

Net investment income (loss)	(1.04)%[6]	(0.95)%	(0.70)%	(1.13)%	(0.40)%	0.41%[6]	(3.03)%[6]

Supplemental Data
Net assets, end of period (000)	$8,178	$7,133	$6,587	$6,586	$4,213	$5,466	$3,804

Portfolio turnover	19%	65%	172%	126%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Large Cap Core Plus Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are

20	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Notes to Financial Statements (continued)

subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for the Fund’s U.S. federal income tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.20%
$1 Billion - $ 3 Billion	1.13%
$3 Billion - $ 5 Billion	1.08%
$5 Billion - $ 10 Billion	1.04%
Greater than $ 10 Billion	1.02%

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.38% for Institutional; 1.65% for Investor A; and 2.39% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent directors.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	21

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, the Manager waived and/or reimbursed $43,342, which is included in fees waived and/or reimbursed by Manager in the Statement of Operations.

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the six months ended March 31, 2014, the Manager waived $381.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended March 31, 2014, the Fund reimbursed the Manager $200 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and separate Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,352.

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

Investor A	Investor C
$—	$613

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$70
Investor A	$413
Investor C	$234

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2014, were $11,049,043 and $13,041,797, respectively.

6. Income Tax Information:

As of September 30, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $4,432,215, all of which expires in 2017.

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$42,628,133

Gross unrealized appreciation	$15,740,193
Gross unrealized depreciation	(368,387)

Net unrealized appreciation	$15,371,806

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on

22	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Notes to Financial Statements (concluded)

unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended March 31, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of March 31, 2014, the Fund invested a significant portion of its assets in securities in the Information Technology and Financials sectors. Changes in economic conditions affecting the Information Technology and Financials sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	165,556	$2,234,027	507,421	$6,020,226
Shares issued in reinvestment of dividends	—	—	497	5,283
Shares redeemed	(114,894)	(1,585,108)	(414,146)	(4,621,449)

Net increase	50,662	$648,919	93,772	$1,404,060

Investor A
Shares sold	83,226	$1,110,790	339,115	$3,984,036
Shares redeemed	(225,943)	(3,093,705)	(416,289)	(4,800,035)

Net decrease	(142,717)	$(1,982,915)	(77,174)	$(815,999)

Investor C
Shares sold	106,216	$1,371,510	105,609	$1,177,524
Shares redeemed	(98,499)	(1,263,476)	(152,596)	(1,694,805)

Net increase (decrease)	7,717	$108,034	(46,987)	$(517,281)

Total Net Increase (Decrease)	(84,338)	$(1,225,962)	(30,389)	$70,780

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	23

Officers and Directors

Robert W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

Paul L. Audet, Director

David O. Beim, Director

Henry Gabbay, Director

Dr. Martina S. Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director

Cynthia A. Montgomery, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

24	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

    2015

    2017

    2019

    2021

    2023

BlackRock Emerging Markets Flexible

    Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

    Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal

    Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK LARGE CAP CORE PLUS FUND	MARCH 31, 2014	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCCP-3/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 2, 2014

3